UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2012

Date of reporting period: January 31, 2012

Item 1.   Reports to Stockholders.

January 31, 2012
Hancock Horizon Family of Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

1

Shareholder Letter

Dear Shareholder,

What an interesting year 2011 turned out to be. As a result of all of the uncertainty in Europe, the Middle East and the U.S., there was considerable volatility in the markets during 2011, as one would expect, yet somehow stock market returns for the year were basically flat. The S&P 500 managed to eke out a small gain of 2.1% due mostly to better economic news and the resulting stock market rally in the fourth quarter. We hope that this trend continues throughout 2012 and believe that once again active managers, such as ourselves, will be able to add value through superior stock selection. We look forward to helping you meet the challenges on your horizon with experience, strength, stability and integrity.

Burkenroad Small Cap Fund Celebrates 10-Year Anniversary with Top Morningstar Rating

On December 31, 2011, the Hancock Horizon Burkenroad Small Cap Fund celebrated its 10-year anniversary and received the top rating of 5 stars from Morningstar for the 5-year, 10-year and overall periods. The Fund also ranked in the top one percent amongst small cap core funds for the 10-year period ending December 31, 2011, according to Lipper Analytical – the Fund was the second best performer of 303 funds in this category. Since its inception, the Burkenroad Small Cap Fund, Class A has experienced a 10.59 percent annualized return as compared to its benchmark, the Russell 2000’s return of 5.62 percent per year for the same time period.

The Burkenroad Small Cap Fund is just one of several Hancock Horizon Funds to earn the distinguished overall five-star Morningstar rating. The Hancock Horizon Diversified International Fund also received the top Morningstar rating, and the Hancock Horizon Value Fund received a five-star rating for its 10-year period. For the period ending January 31, 2012, the Hancock Horizon Quantitative Long/Short Fund received an overall rating of four-stars.

Diversified International Fund More than Doubles in Size

The Hancock Horizon Diversified International Fund had an increase of 129% in assets under management for 2011. The international markets, and as result international funds, had a rough year as a whole, so the growth in assets is a welcome exception. For the 3-year time period ending on December 31, 2011, the Hancock Horizon Diversified International Fund was in the top 1% of Morningstar’s foreign large blend category.

Hancock Horizon Funds Launched Two New Tax-Free Funds

The Hancock Horizon Louisiana and Mississippi Tax-Free Income Funds were launched on February 1, 2011. As the names imply, both funds’ goals are to seek income exempt from both federal and state specific personal income tax. Since their inception, both funds have outperformed their benchmarks for the time period ending January 31, 2012. The Louisiana Tax-Free Income Fund returned 17.98% for the Trust Class and the Mississippi Tax-Free Income Fund returned 17.32% for the Trust Class compared to Barclays Capital Municipal Bond Index’s return of 14.21 percent.

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January 31, 2012

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

Clifton Saik

Executive Vice President

About Morningstar

© 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. As of 12/31/2011, the Hancock Horizon Burkenroad Small Cap Fund and the Diversified International Fund received an overall Morningstar Rating of 5 stars. The Hancock Horizon Burkenroad Small Cap Fund was rated against 580 Small Blend Funds over a three year period, 485 over a five-year period, and 296 over a 10 year period and received 4, 5, and 5 stars respectively. The Hancock Horizon Diversified International Fund was rated against 737 Foreign Large Blend Funds over a three-year period and received 5 stars. The Hancock Horizon Value Trust Class received an overall Morningstar rating of 4 stars. The Fund was rated against 1,127 Large Value Funds over a three-year period, 996 over a five-year period and 571 over a ten-year period and received 3, 4, and 5 stars respectively. As of 1/31/2012 the Hancock Horizon Quantitative Long Short Fund was rated against 194 Long/Short Equity Funds over a three-year period and received 4 stars.

3

Economic Overview and Investment Outlook

Forecasting

There is an old adage in the investment business that goes something like this: “If you are going to forecast, forecast often.” The cynical interpretation of this statement implies that making a lot of forecasts improves one’s chances of being occasionally correct. Viewed through the lens of practicality, however, it makes perfect sense in that forecasts should always be tempered by the receipt and analysis of new data. As obvious as this seems, this simple truth is often ignored at calendar year ends when the experts endeavor to predict the path of the economy, stock prices, interest rates and inflation for the next 12 months evincing a degree of precision that no one should take seriously. In the words of Henry Hazlitt (Business Tides, 1948), “It is true that the past and the present, when carefully studied, can throw great light on future probabilities. This is how we must study them. But they can never tell us future certainties.” In accord with this sentiment, here is our view of likely economic and financial trends in 2012 and beyond, including a review of last year’s forecasts and developments during 2011.

The 2011 economic overview and investment outlook included the following observations:

•

Leading economic indicators point to continued growth, at least in the first half of the year. Consensus estimates for real inflation-adjusted growth exceed 3%, but considering the historical pattern of business activity following credit busts, probabilities favor a somewhat weaker outcome.

We look for “positive results, but not an explosive lift off” because “continued high levels of public and private debt represent structural barriers that will not be removed quickly.”

•	The sovereign debt and banking crisis in Europe will reduce global growth potential in the near term and there is the risk of “another bout of financial panic and market disruption.”

•	Inflation should remain under control since there is no evidence of “broad-based upward pressure” in leading inflation indicators.

•	A certain amount of skepticism is in order concerning commodity price performance since “commodity investing is all the rage these days.”

•	Fixed income securities have become more attractively priced following a rise in yields, with the best value opportunities in corporate bonds and municipals.

•	The emerging market’s story is well known and has been thoroughly exploited for the present. A more cautious approach is called for in the near term.

•

Existing social/political tensions, the historical record of booms and busts, current and prospective economic conditions and valuation measures suggest that the major U.S. stock market indices will remain range-bound for a time.

4

January 31, 2012 (Unaudited)

Here’s how the economy and financial markets fared during the last twelve months.

•

Recession expectations were prevalent during the second and third quarters of 2011, but the weight of evidence failed to tip the probability calculations in favor of a contraction. GDP growth averaged less than 2% for the year.

•	The sovereign debt crisis in Europe, to no one’s surprise, continued to impact economies and markets around the world.

•	Inflation rose more than expected during 2011 with the CPI measure registering a 2.9% year-over-year increase.

•	Commodities, measured according to the Dow Jones/UBS Futures Index, declined in price.

•

Fixed income securities produced better total returns than common stocks with U.S. Treasury bonds, corporates and municipals of intermediate to long-term maturity delivering high single-digit to double-digit returns.

•

Stock market returns were mixed. Flat to low single-digit returns were the norm for the broad market indices with considerably more variation among sectors, industries and styles. It was a volatile year with the major indices declining almost 20% during the second and third quarters and then, from relatively undervalued readings, recovered most of the loss by year end.

•

The long-term picture for U.S. stock market index returns remained unchanged. A comprehensive analysis of social/political tensions, historical booms and busts, prospective economic conditions and valuation measurements suggested that the pattern of sideways consolidation would continue.

•

Perhaps the best news during the past year was the rising probability that the U.S. is moving toward energy independence. Current estimates place domestically-produced energy at about 80% of current needs. New discoveries and improvements in extraction technology are responsible. If this trend continues, it has positive implications for the economy, the balance of trade and the relative value of the dollar.

The outlook for 2012 and beyond.

Leading economic indicators continue to suggest that a U.S. recession is not imminent, but the overall pattern of leading, lagging and coincident indicators does not support a forecast of robust growth going forward. GDP growth could be somewhat better than in 2011, but our guess is that 2.0%, + or -, is about the best we should expect given current data readings and the prospect of spill-over from recessionary conditions in the Eurozone and what appears to be a continuing slowdown in China. Central banks are pulling out all the stops and pursuing policies of monetary ease that are unprecedented in size and scope. So far, the monetary stimulus has done more for asset prices than economic growth. A “liquidity trap” of sorts exists following a debt-burden tipping point that was exposed in the aftermath of the credit

5

Economic Overview and Investment Outlook (concluded)

bust. Deleveraging is now favored compared to the leveraging-up that became the norm during the last phase of the credit mania. The Federal Reserve and central banks worldwide have filled the money-feeding trough to the brim, but the intended recipients are already stuffed and reeling from over indulgence. It is unlikely that a strong borrowing-and-lending cycle will emerge until a great deal more of the toxic financial waste is purged from the system.

The Eurozone debt crisis continues, and a permanent solution is nowhere in sight. Greece is teetering on the edge of default while the politicians argue about how much austerity can be imposed on the Greeks, and who will bear the losses on debt write-downs. In truth, Greece cannot be saved in the sense that the country will be able to grow its economy while attempting to reduce its debt in accordance with the austerity program currently proposed. Capital flight has produced a decline in the money supply recently estimated to be running at a 16% annualized pace. This money isn’t coming back as long as the risk of default and/or depression exists, which means that default, messy or controlled, remains a high probability outcome. Greece is gone, financially. We can only hope that its demise can be controlled and widespread contagion avoided. Portugal’s financial situation might be somewhat better than that of Greece, but the price it must pay to borrow in the open market suggests otherwise. Spain and Italy are enjoying a respite from the “bond vigilantes”, but their borrowing costs are still too high given weak growth prospects and a lack of competitiveness.

Recessionary conditions are likely to exist for the southern periphery of Europe throughout 2012. In the long term, the core countries of the Eurozone and those on the periphery will, depending on individual circumstances, experience default and depression (Greece almost certainly), austerity and slow growth for a number of years.

Geopolitical risk shares the spotlight with the sovereign debt crisis as potential disruptors of economic growth in 2012 and beyond. The western world’s confrontation with Iran seems to be evolving fairly quickly from a covert war (bombings and assassinations in Iran; the Iranian plot to blow up the Saudi ambassador in a Washington restaurant) to an overt clash precipitated by a rumored air assault this year by Israel on Iran’s nuclear facilities. While the primary focus of western politicians and military leaders remains Iran and its quest for the Bomb, the “Arab spring” has turned into the “Arab winter,” with prospects for democratic reforms in Tunisia and Egypt threatened by continuing political chaos while Syria descends into civil war. Add Pakistan, Afghanistan and Iraq to the mix and you have a witch’s brew of hot spots that could flare up at any time. We have been here before. The aura of the 1970s hangs over the world.

The Federal Reserve will strive to keep interest rates low for at least two more years, according to recent statements. That means the highly accommodative monetary policy, in place since the crash, will continue. This risks inflation and rising interest rates in the long-term, but the current environment of

6

January 31, 2012 (Unaudited)

weak growth and moderate demand for loans coupled with a large private debt burden in the aftermath of the credit bust, suggests that deflation remains an opposing force. The consensus view is that higher interest rates are likely later this year as economic growth accelerates. But, if economic growth is relatively weak, then interest rates are not likely to rise. This is the best bet at the moment.

Common stock valuation measures as we enter 2012 are approaching the overvalued readings that existed a year ago. This does not necessarily mean that we should expect a repeat of last year’s action in coming months, but it does suggest that barring evidence of an acceleration in current or expected business activity further price gains in the broad indices will be harder to come by. Investor sentiment also appears somewhat elevated, as was the case last year. To the contrarian, this circumstance indicates that the marginal buyer might be “all in” leaving little buying interest to push prices higher in the near-term. Short-term (one year) estimates of returns based on valuation alone aren’t worth much, but the case can be made that, on average, current valuation and sentiment readings have been associated with flat to moderately positive price changes. The three-to five-year outlook is more encouraging and indicates that moderate single digit returns are a reasonable expectation even if economic growth remains subdued compared to historic trends.

January 2012 common stock performance was positive. Based on historical observations, this indicates that there is an 80% chance that the next

11 months will also be positive. We should temper our enthusiasm, however, and avoid taking inappropriate risk based on this historical tendency for several reasons. First, studies show that a positive month at any other time of the year has “predicted” positive results for the next 11 months, about 70% of the time. So, January has been a better indicator month, but only marginally. Second, a positive prediction, even if accurate, doesn’t tell you how positive it will be. Finally, a 70% to 80% probability of gain over the next 11 months means that there is also a 20% to 30% probability of loss. There are no sure things in the world of investments.

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The Hancock Horizon Funds Investment Philosophy

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor’s Corporation and Moody’s Investors Service has rated the Hancock Horizon Government Money Market Fund AAA and Aaa, respectively, their highest quality rating for this type of money market fund.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

8

Management’s Discussion of Fund Performance

January 31, 2012 (Unaudited))

The Hancock Horizon Government Money Market Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of U.S. government agency securities and repurchase agreements involving such obligations.

For the year ending January 31, 2012, the Fund generated a total return of 0.01% for the Trust Class Shares, 0.01% for the Class A Shares and 0.01% for the Institutional Sweep Class. This compares to a 0.01% return for the Lipper Institutional U.S. Government Money Market Index.

The Fund’s holdings consisted of U.S. Treasury Obligations, U.S. Government Agency Obligations and U.S. Government collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAAm rating by Standard & Poor’s Corporation.

During the fiscal year ended January 31, 2012, the U.S. economy continued to show modest growth, while worries of a European sovereign debt default kept investors on edge. The Federal Reserve maintained a near zero short-term rate policy in hopes of stimulating economic growth and reducing unemployment. In unprecedented fashion, the Federal Reserve even publicized its intention of keeping short-term rates near zero until 2014. All other short term investment vehicles continued to grind lower in yield throughout the year in sympathy with U.S. Treasury securities.

Looking ahead, the U.S. economy will likely continue to show modest growth. The Federal Reserve will remain accommodative well into 2014 and short term interest rates will remain near zero.

9

Management’s Discussion of Fund Performance (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Government Money Market Fund, Trust Class, Class A, or Institutional Sweep Class, versus the Lipper Institutional U.S. Treasury Money Market Average, and the Lipper U.S. Treasury Money Market Average

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Return	5-Year Return	10-Year Return
Trust Class	0.01%	0.01%	1.02%	1.45%
Institutional Sweep Class	0.01%	0.01%	0.93%	1.28%
Class A	0.01%	0.01%	0.84%	1.12%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

10

January 31, 2012 (Unaudited)

The Hancock Horizon Strategic Income Bond Fund (the “Fund”) seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing primarily in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities, investment-grade corporate debt and taxable municipal securities with an intermediate-term maturity structure.

For the year ending January 31, 2012, the Fund generated a total return of 7.59% for the Trust Class Shares, 7.27% for the Class A Shares and 6.54% for the Class C shares. This compares to a 6.51% return for the Barclays Capital Intermediate U.S. Aggregate Index and 8.18% for the Lipper Corporate Debt Funds “A” Rated Objective.

During this fiscal year, the Fund’s sector allocation emphasized higher yielding mortgage, corporate and taxable municipal securities. Total government securities represented 9.0% of fund holdings at fiscal year end. Mortgage-backed government agency securities comprised 27.2% of the portfolio while non-mortgage government agency securities comprised 9.0%. Investment grade corporate bonds, taxable municipal bonds and exchange traded bond funds rounded out the portfolio at 21.4%, 20.7% and 11.4% respectively. The year ended with the Fund’s average effective maturity at 6.0 years and a weighted average effective duration of 4.7 years. Average quality of the fund remains “AA”.

During the fiscal year ended January 31, 2012, interest rates moved ever lower on continued sluggish U.S. economic growth and uncertainty surrounding the European sovereign debt crisis. The Federal Reserve maintained the near zero short-term rate policy in hopes of stimulating economic growth and reducing unemployment. The moribund US housing market continued to be a severe drag on the overall economy with only a glimmer of hope of any rebound. Investor fears over inflation were allayed in the latter part of 2011 when most commodity prices reversed course and drifted lower.

Looking ahead, the U.S. economy will likely continue to show modest growth. The Federal Reserve has publicly announced it will remain accommodative well into 2014.

Our investment strategy will continue to focus primarily on higher quality intermediate-term securities which offer attractive yields relative to U.S. Treasury securities.

11

Management’s Discussion of Fund Performance (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Strategic Income Bond Fund, Trust Class, Class A, or Class C, versus the Barclays Capital Intermediate U.S. Aggregate Index and the Lipper Corporate A-Rated Debt Fund Objective

The Barclays Capital Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lipper Corporate A-Rated Debt Fund Objective is comprised of securities rated “A” or better or government issue.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Return	5-Year Return	10-Year Return
Trust Class	7.59%	6.88%	6.24%	4.87%
Class A	7.27%	6.58%	5.96%	4.60%
Class A, with load*	2.95%	5.13%	5.10%	4.18%
Class C	6.54%	5.82%	5.17%	3.86%
Barclays Capital Intermediate U.S. Aggregate Index	6.51%	6.56%	6.26%	5.40%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*	Refers to the individual maximum sales charge of 4.00%.

12

January 31, 2012 (Unaudited)

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

13

Management’s Discussion of Fund Performance (continued)

The Hancock Horizon Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary goal of current income.

Horizon Advisers chooses stocks that they believe to be “undervalued” based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.

The Fund was pleased to receive a five star rating from Morningstar for the 10-year period ending January 31, 2012. Morningstar awards five stars to the top performing 10% of funds in each category. The Fund also received a four star rating for its Overall rating.

At January 31, 2012, common stocks represented 98.8% of the Fund’s assets. The Fund’s largest holdings were in Financial, Consumer Discretionary, and Industrial stocks, while having little exposure to Telecommunications stocks.

The Fund’s return for the year ended January 31, 2012 was 2.05% for Trust Class, 1.80% for Class A, and 1.04% for Class C. This compares to the Fund’s benchmark, the Russell 1000 Value and the S&P 500, which returned 1.88% and 4.22%, respectively for the same period.

An underweight in the Financial sector and stock selection within the Consumer Discretionary and Financial sector boosted performance positively. While an underweight in Health Care and poor stock selection within Consumer Staples and Industrial stocks negatively impacted performance. Limited Brands, Caterpillar, and Ameriprise Financial were top performers for the Fund while Bank of Hawaii, Whirlpool, and Lincoln National were detractors from performance.

The Fund’s long-term numbers remain quite impressive. According to Lipper Analytical, the Fund’s performance for the last 10 years ranked in the top 33% of all Multicap Value Funds. Trust Class was ranked 13th out of 111, Class A was 19th, and Class C was 37th.

14

January 31, 2012 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Value Fund, Trust Class, Class A, or Class C, versus the Russell 1000 Value Index, and the Lipper Multi-Cap Value Funds Classification

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lipper Multi-Cap Value Funds Classification measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-999-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Return	5-Year Return	10-Year Return
Trust Class	2.05%	13.13%	(0.93)%	6.41%
Class A	1.80%	12.86%	(1.18)%	6.15%
Class A, with load*	(3.55)%	10.85%	(2.24)%	5.58%
Class C	1.04%	12.00%	(1.89)%	5.37%
Russell 1000 Value Index	1.88%	17.63%	(2.16)%	4.36%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

15

Management’s Discussion of Fund Performance (continued)

Top Ten Equity Holdings

		Percentage of Total Investments
1.	UnitedHealth Group	2.2%
2.	Torchmark	1.9%
3.	Rent-A-Center, Cl A	1.9%
4.	Eastman Chemical	1.8%
5.	Genuine Parts	1.6%
6.	International Paper	1.6%
7.	Chevron	1.6%
8.	Kla-Tencor	1.6%
9.	Foot Locker	1.6%
10.	Cintas	1.6%

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

16

January 31, 2012 (Unaudited)

The Hancock Horizon Growth Fund (the “Fund”) seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.

Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company’s return on equity, and relative price-to-earnings ratio and cash flow.

At January 31, 2012, common stocks represented 98.3% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Technology, Industrials, and Health Care stocks, while Telecommunications and Utility stocks accounted for minimal or no exposure.

The Fund’s return for the past year for the period ended January 31, 2012 was 3.62% for Trust Class, 3.40% for Class A, and 2.60% for Class C. This compares unfavorably to the Fund’s benchmark, the Russell 1000 Growth Index and the S&P 500 which returned 6.07% and 4.22% respectively, for the same period.

The Fund’s performance relative to the Russell 1000 Growth Index was positively boosted by stock selection within Consumer Discretionary, Energy, and Industrials. An overweight in Consumer Discretionary also helped performance. An underweight position in Consumer Staples and poor stock selection in Financials, Health Care, and Technology negatively impacted performance. Ross Stores, TJX, and Ralph Lauren were top performers for the Fund while Vishay Intertechnology, Fairchild Semiconductor International, and Agilent Technologies were detractors from performance.

Active managers struggled for the 12-months ended January 31, 2012, as huge performance differences occurred based on market capitalization. Within the Russell 1000 Growth Index, Mega Cap stocks ($100 billion and up) were up 11.5% while Large Cap stocks ($12 billion to $100 billion) and Mid Cap stocks ($2.5 billion to $12 billion) were only up 6.5% and 0.2%, respectively. Because of this, while the Fund underperformed its benchmark, it did well versus other managers. According to Lipper Analytical, the Fund’s Trust Class for the last year in the Multi-Cap Core Fund category ranked in the top 23% finishing 161st out of 718 funds, Class A was 174th and Class C was 233rd.

17

Management’s Discussion of Fund Performance (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Growth Fund, Trust Class, Class A, or Class C, versus the Russell 1000 Growth Index, and the Lipper Multi-Cap Core Classification

Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Lipper Multi-Cap Core Classification: Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Return	5-Year Return	10-Year Return
Trust Class	3.62%	17.55%	(1.01)%	4.00%
Class A	3.40%	17.25%	(1.24)%	3.75%
Class A, with load*	(2.03)%	15.18%	(2.31)%	3.19%
Class C	2.60%	16.39%	(1.98)%	2.98%
Russell 1000 Growth Index	6.07%	22.31%	3.17%	3.38%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on January 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

18

January 31, 2012 (Unaudited)

Top Ten Equity Holdings

Percentage of Total Investments
1. Apple	2.3%
2. Ralph Lauren, CI A	2.3%
3. TJX	2.2%
4. Union Pacific	2.0%
5. Tractor Supply	1.8%
6. Biogen Idec	1.8%
7. Intel	1.8%
8. International Business Machines	1.7%
9. WW Grainger	1.7%
10. Whole Foods Market	1.7%

Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

19

Management’s Discussion of Fund Performance (continued)

The Hancock Horizon Burkenroad Small Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

The Burkenroad Small Cap Fund celebrated two significant achievements in 2011. The Fund celebrated its 10-year anniversary on December 31, 2011. As a result, the Fund also received its first 10-year rating from Morningstar. We were please to receive a five star rating from Morningstar for both the 10-year period and Overall. Morningstar awards five stars to the top performing 10% of funds in each category.

As of January 31, 2012, common stocks represented 100.0% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Industrials, Energy, and Financial stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.

The Fund’s return for the past year for the period ended January 31, 2012, was 11.39% and 11.12% for Class A and Class D, respectively. These results outperformed the Fund’s benchmark, the Russell 2000 Index which returned 2.86% for that same period.

Stock selection within Consumer Discretionary, Energy and Financials boosted performance. An underweight position in Health Care and poor stock selection within that sector negatively impacted performance. Oxford Industries, Fossil, and Sally Beauty Holdings were top performers for the fund while RadioShack, Walter Energy, and LHC Group were detractors from performance.

In addition to performing well last year relative to the Russell 2000 Index, the Fund also did quite well relative to other small cap funds. For the 12-months ended January 31, 2012, Class A ranked in the top 3% of Lipper’s Small-Cap Core universe. Class A ranked 21st out of 691 funds, while Class D ranked 23rd. The Fund’s long-term numbers also remain very impressive. Since its inception of December 31, 2001, the Fund has returned 10.59% annualized for Class A shareholders and 10.36% annualized for Class D shareholders. This compares very favorably to the Russell 2000 Index annualized return of 5.62% and places it in the top 2% of Lipper’s Small-Cap Core universe. Class A ranked 3rd out of 302 funds, while Class D ranked 7th.

20

January 31, 2012 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in

the Burkenroad Small Cap Fund, Class A or Class D, versus the

Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Return	5-Year Return	10-Year Return
Class A	11.39%	24.65%	6.45%	11.10%
Class A, with load*	5.54%	22.42%	5.31%	10.50%
Class D	11.12%	24.33%	6.19%	10.86%
Russell 2000 Index	2.86%	23.03%	1.19%	6.45%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*	Refers to the individual maximum sales charge of 5.25%.

21

Management’s Discussion of Fund Performance (continued)

Top Ten Equity Holdings

Percentage of Total Investments

1. TPC Group	2.0%

2. Oxford Industries	2.0%

3. Hibbett Sports	1.8%
4. Sanderson Farms	1.8%
5. El Paso Electric	1.8%
6. Schweitzer-Mauduit International	1.8%
7. AZZ	1.7%
8. National Beverage	1.7%
9. Manhattan Associates	1.7%
10. Pier 1 Imports	1.7%

The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University’s A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.

The Hancock Horizon Burkenroad Small Cap Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name “Burkenroad” from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

22

January 31, 2012 (Unaudited)

The Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S. included in the S&P Composite 1500 Index.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. Our quantitative model ranks stocks according to their relative attractiveness based on the following factors: financial strength, analyst earnings estimates, share buy backs, earnings quality, and economic value added.

On January 31, 2012, the Fund had a net long position of 92%, with about 7% of the Fund’s value in short positions and 8% in cash. The Fund’s largest holdings were in Health Care, Technology, and Consumer Discretionary, while having little exposure to Utilities and Telecommunication stocks.

The Fund’s return for the year ended January 31, 2012 was 3.32% for Trust Class, 3.01% for Class A, and 2.26% for Class C. The Fund underperformed its benchmark, the S&P 1500, which returned 4.21% for the same period. However, the Fund compares favorably to its Lipper peer group, the Lipper Long/Short Equity Funds classification which returned -1.37%. Trust Class shares were in the top 25 percentile within its Lipper peer group for this time period. Now that the Fund has over a 3-year track record, we are also pleased to share that the Fund was recently added to Morningstar’s Long/Short Equity category with a four-star rating as of January 31, 2012. This rating places the Fund in the top 33% of funds within this category for a 3-year time period.

The Fund benefited from an overweight position in Consumer Discretionary and an underweight position in Financials, and from stock selection in those same sectors relative to the S&P 1500 index. However, stock selection in the Technology sector was the biggest detractor from performance. The average short position for this time period has been in the 6-8% range of net assets. The short positions had relatively little impact on the overall performance of the Fund for 2011.

The market bounced around quite a bit in 2011, with the strongest gains coming from large and mega-cap stocks, while small cap stocks lagged significantly. The Fund is a multi-cap portfolio with roughly 50% invested in mid- and small-cap stocks and 50% in large cap stocks over the course of the year. Because stock market valuation readings appear more expensive, we remain cautious on the “long side” with net long equity exposure at the lower end of the range at around 90%. As long as the current positive momentum in the market persists, the short equity position will be kept to a relatively small weight of the overall portfolio. We continue to be disciplined in our approach that focuses on fundamental factors that are highly correlated with superior long-term results.

23

Management’s Discussion of Fund Performance (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Trust, Class A, or Class C, versus the S&P 1500 Composite Index, and the Lipper Long/Short Equity Classification

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Return	Annualized Inception to Date
Trust Class	3.32%	11.91%	1.74%
Class A	3.01%	11.60%	1.47%
Class A, with load*	(2.42)%	9.61%	(0.15)%
Class C	2.26%	10.81%	0.71%
S&P Composite 1500Index	4.21%	19.92%	6.28%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*	Refers to the individual maximum sales charge of 5.25%.

24

January 31, 2012 (Unaudited)

Top Ten Equity Holdings — Long

Percentage of Total Investments-Long
1. National Oilwell Varco	1.2%
2. Kulicke & Soffa Industries	1.2%
3. Buckeye Technologies	1.2%
4. Humana	1.2%
5. Fair Isaac	1.1%
6. AGCO	1.1%
7. NeuStar, Cl A	1.1%
8. Timken	1.1%
9. TJX	1.1%
10. International Business Machines	1.1%

With short sales, you risk paying more for a security than you received from its sale.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

25

Management’s Discussion of Fund Performance (continued)

The Hancock Horizon Diversified International Fund (the “Fund”) seeks capital appreciation by investing in foreign companies believed to be undervalued with above-average price appreciation potential. The Fund’s investments are ordinarily diversified among regions and countries, including emerging market countries, as determined by the Fund’s sub-adviser, EARNEST Partners, LLC (the “Sub-Adviser”).

The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund’s benchmark, the MSCI ACWI ex U.S. Index, while controlling volatility and risk. The Sub-Adviser implements this philosophy using a screen developed in-house called Return Pattern Recognition®, thorough fundamental analysis, and risk management that seeks to minimize the likelihood of meaningfully underperforming the benchmark. Potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, and profitability measures. After screening the relevant universe, the sub-adviser utilizes an in-depth fundamental review and a statistical risk management approach to select Fund investments.

At January 31, 2012, the Fund’s largest geographic concentrations were in Europe, Asia (ex. Japan), and the Americas (ex-U.S) which represented roughly 71% of common stock investments. The Fund’s largest sector exposures were in Financials, Energy, and Materials. The Fund’s returns for the year ended January 31, 2012, were -8.87% for Trust Class, -9.13% for Class A and -9.76% for Class C. These returns were in line with the Fund’s benchmark, the MSCI ACWI ex U.S. Index, which returned -8.75%. The broader international equity markets began 2011 in positive territory, posting a positive return over the first six months despite a sluggish world economy, the earthquake in Japan, and social unrest throughout the Middle East. However, investor sentiment shifted sharply during 3Q, and nearly every country within the ACWI ex-US fell for the quarter, with the vast majority of countries down 20% to 30%. The European sovereign debt crisis, along with budget battles in the U.S., sparked the decline. The markets reacted accordingly, pricing in worst-case scenarios like a European financial-sector collapse or a double-dip global recession. Markets recovered strongly at the end of 2011 and into January 2012 as many economic indicators, particularly in the U.S., came in better than expected and the European Union formulated additional plans to help at-risk nations avoid default. Investors remained cautious as implementing austerity measures and structuring adequate budgets proved difficult. A solution to the crisis is far from clear, but discussions in Europe are trending towards some degree of increased fiscal oversight in the region rather than just coordinated monetary policy. The portfolio’s sector weightings were neutral in terms of impacting relative performance. Individual securities in the Consumer Staples, Healthcare, Technology, and Energy sectors handily outperformed their

26

January 31, 2012 (Unaudited)

benchmark peers. Core Labs, an oil field services company that provides specialized analysis of rock (“core”) samples drilled from the earth, rose 18% for the year. The company’s core sample analysis guides drillers to more efficient resource extraction from the ground. Core is the leading player in its niche, and the cumulative experience of its scientists and its vast library of rock samples from around the world make it the go-to for exploration and production companies drilling new projects. As global resources become increasingly scarce, new drilling activity is in more remote and deeper locations — which continues to drive demand for Core’s services. Healthcare holding Mindray Medical International, a leading Chinese medical device company, rose 15% for the year. Mindray’s equipment ranges from patient monitoring and life support systems to in-vitro diagnostic products.

Despite market concerns over possible health care spending cuts in major markets like the Eurozone, Mindray has seen double-digit year-over-year growth in both North America and Western Europe (as their more cost effective product is driving market share gains). The emerging markets are seeing even stronger growth (the Middle East and African markets grew over 40% year-over-year) due to the rapid increase of healthcare facilities in those geographies. Materials, Industrials and Financials were the weakest absolute performers for both the fund and the broader international market given their perceived cyclicality and investor concerns about the global macro environment.

27

Management’s Discussion of Fund Performance (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Trust Class, Class A, or Class C, versus the MSCI ACWI ex U.S. Index and the Lipper International Multi-Cap Core Classification

The MSCI ACWI ex U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Core Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to S&P/Citigroup World ex-US BMI.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Return	Annualized Inception to Date
Trust Class	(8.87)%	22.45%	7.57%
Class A	(9.13)%	22.14%	7.31%
Class A, with load*	(13.89)%	19.94%	5.59%
Class C	(9.76)%	21.25%	6.51%
MSCI ACWI ex U.S. Index	(8.75)%	16.70%	3.59%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*	Refers to the individual maximum sales charge of 5.25%.

28

January 31, 2012 (Unaudited)

Country Weightings(1)

United Kingdom	15.7%
China	12.2%
Japan	7.9%
Brazil	7.4%
Switzerland	6.6%
Netherlands	6.5%
Norway	6.2%
Austria	5.7%
Australia	2.9%
Taiwan	2.6%
Sweden	2.5%
South Korea	2.4%
Turkey	2.3%
Hong Kong	2.1%
Colombia	2.1%
Spain	2.0%
Bermuda	2.0%
Ireland	1.7%
Singapore	1.6%
United States	1.5%
Canada	1.3%
India	1.2%
Mexico	1.2%
Czech Republic	1.2%
France	0.7%
Israel	0.5%
100.0%

(1) % of Total Portfolio Investments (excluding the iShares MSCI EAFE Index Fund, iShares MSCI United Kingdom Index Fund, Dreyfus Government Cash Management holding and Hancock Horizon Government Money Market Fund).

Top Ten Equity Holdings, Including ETFs

		Percentage of Total Investments
1.	ARM Holdings ADR	4.3%
2.	Core Laboratories	3.4%
3.	Shire	3.4%
4.	iShares MSCI EAFE Index Fund	3.3%
5.	Schoeller-Bleckmann Oilfield Equipment	3.1%
6.	Rio Tinto ADR	2.9%
7.	BHP Billiton ADR	2.6%
8.	Weichai Power, Cl H	2.4%
9.	Amil Participacoes	2.3%
10.	Diageo	2.3%

There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

29

Management’s Discussion of Fund Performance (continued)

The Hancock Horizon Louisiana Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the period ending January 31, 2012, the Fund generated a total return of 17.98% for the Trust Class Shares and 17.65% for the Class A Shares. This compares to 14.21% for the Barclays Municipal Bond Index and 14.08% for the Lipper Other States Municipal Debt Objective.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding General Obligation securities, both State and Local, as well as Revenue bonds, especially the Utility, Education and Healthcare sectors. Total General Obligation bonds represented 22.87% of the portfolio while Revenue bonds comprised 72.60% of the Fund. The period ended with the Fund’s average effective maturity at 22.84 years and a weighted average effective duration of 11.15 years. The average quality of the fund was A1/A+.

During the fiscal period ended January 31, 2012, interest rates moved significantly lower across the curve as a result of U.S. economy’s anemic expansion combined with investors fleeing the turmoil surrounding the European sovereign debt crisis. Higher rated, longer-term municipal securities performed particularly well in this environment, even in the face of substantial new issuance. Many municipalities began to address their substantial on and off balance sheet debt issues, however, much work remains.

Going forward into 2012 we expect the U.S. economy to improve, albeit at below trend pace. We anticipate the improving U.S. economy will help bolster state and local finances. Across the country municipal budgets remain somewhat stressed from the economic downturn of 2008, but improving tax revenues combined with expenditure cuts are serving to help balance budgets. The Federal Reserve has made it clear that it is prepared to continue to use unconventional means in order to foster the continued expansion. The headlines from Europe will likely be mixed over the coming quarters as the ultimate resolution of that crisis may yet be years away. Against our anticipated backdrop of subdued economic growth, stable inflation and an accommodative Federal Reserve, we believe high quality municipal securities should provide attractive tax-equivalent returns.

30

January 31, 2012 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Louisiana Tax-Free Income Fund, Trust Class or Class A, versus the Barclays Capital Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollarweighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Cumulative Inception to Date
Trust	17.98%
Class A	17.65%
Class A, with load*	12.91%
Barclays Capital Municipal Bond Index	14.21%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

31

Management’s Discussion of Fund Performance (continued)

32

January 31, 2012 (Unaudited)

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the period ending January 31, 2012, the Fund generated a total return of 17.32% for the Trust Class Shares and 17.07% for the Class A Shares. This compares to 14.21% for the Barclays Municipal Bond Index and 14.08% for the Lipper Other States Municipal Debt Objective.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding General Obligation securities, both State and Local, as well as Revenue bonds, especially the Utility, Education and Healthcare sectors. Total General Obligation bonds represented 19.17% of the portfolio while Revenue bonds comprised 73.44% of the Fund. The period ended with the Fund’s average effective maturity at 20.58 years and a weighted average effective duration of 10.55 years. The average quality of the fund was A1/A+.

During the fiscal period ended January 31, 2012, interest rates moved significantly lower across the curve as a result of U.S. economy’s anemic expansion combined with investors fleeing the turmoil surrounding the European sovereign debt crisis. Higher rated, longer-term municipal securities performed particularly well in this environment, even in the face of substantial new issuance. Many municipalities began to address their substantial on and off balance sheet debt issues, however, much work remains.

Going forward into 2012 we expect the U.S. economy to improve, albeit at below trend pace. We anticipate the improving U.S. economy will help bolster state and local finances. Across the country municipal budgets remain somewhat stressed from the economic downturn of 2008, but improving tax revenues combined with expenditure cuts are serving to help balance budgets. The Federal Reserve has made it clear that it is prepared to continue to use unconventional means in order to foster the continued expansion. The headlines from Europe will likely be mixed over the coming quarters as the ultimate resolution of that crisis may yet be years away. Against our anticipated backdrop of subdued economic growth, stable inflation and an accommodative Federal Reserve, we believe high quality municipal securities should provide attractive tax-equivalent returns.

33

Management’s Discussion of Fund Performance (continued)

Comparison of Change in the Value of a $10,000 Investment in the Mississippi Tax-Free Income Fund, Trust Class or Class A, versus the Barclays Capital Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollarweighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Cumulative Inception to Date
Trust	17.32%
Class A	17.07%
Class A, with load*	12.35%
Barclays Capital Municipal Bond Index	14.21%

For periods ended January 31, 2012. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

34

January 31, 2012 (Unaudited)

35

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

36

January 31, 2012 (Unaudited)

	Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Government Money Market Fund
Actual Fund Return
Trust Class	$1,000.00	$1,000.10	0.11%	$0.55
Institutional Sweep Class	1,000.00	1,000.10	0.12%	0.60
Class A	1,000.00	1,000.10	0.12%	0.60

Hypothetical 5% Return
Trust Class	$1,000.00	$1,024.65	0.11%	$0.56
Institutional Sweep Class	1,000.00	1,024.60	0.12%	0.61
Class A	1,000.00	1,024.60	0.12%	0.61
Strategic Income Bond Fund
Actual Fund Return
Trust Class	$1,000.00	$1,032.50	0.75%	$3.84
Class A	1,000.00	1,030.60	1.00%	5.12
Class C	1,000.00	1,027.00	1.75%	8.94

Hypothetical 5% Return
Trust Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09
Class C	1,000.00	1,016.38	1.75%	8.89
Value Fund
Actual Fund Return
Trust Class	$1,000.00	$1,009.90	1.02%	$5.17
Class A	1,000.00	1,008.70	1.27%	6.43
Class C	1,000.00	1,005.00	2.02%	10.21

Hypothetical 5% Return
Trust Class	$1,000.00	$1,020.06	1.02%	$5.19
Class A	1,000.00	1,018.80	1.27%	6.46
Class C	1,000.00	1,015.02	2.02%	10.26
Growth Fund
Actual Fund Return
Trust Class	$1,000.00	$1,015.00	1.08%	$5.49
Class A	1,000.00	1,014.20	1.32%	6.70
Class C	1,000.00	1,010.10	2.03%	10.29

Hypothetical 5% Return
Trust Class	$1,000.00	$1,019.76	1.08%	$5.50
Class A	1,000.00	1,018.55	1.32%	6.72
Class C	1,000.00	1,014.97	2.03%	10.31
Burkenroad Small Cap Fund
Actual Fund Return
Class A	$1,000.00	$1,004.80	1.40%	$7.07
Class D	1,000.00	1,003.30	1.65%	8.33

Hypothetical 5% Return
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class D	1,000.00	1,016.89	1.65%	8.39

	Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Quantitative Long/Short Fund
Actual Fund Return
Trust Class	$1,000.00	$1,000.60	2.05%	$10.34
Class A	1,000.00	998.70	2.36%	11.89
Class C	1,000.00	995.50	2.59%	13.03

Hypothetical 5% Return
Trust Class	$1,000.00	$1,015.68	2.05%	$10.41
Class A	1,000.00	1,014.06	2.36%	11.98
Class C	1,000.00	1,012.91	2.59%	13.14
Diversified International Fund
Actual Fund Return
Trust Class	$1,000.00	$887.70	1.31%	$6.23
Class A	1,000.00	886.80	1.57%	7.47
Class C	1,000.00	883.80	2.31%	10.97

Hypothetical 5% Return
Trust Class	$1,000.00	$1,018.60	1.31%	$6.67
Class A	1,000.00	1,017.29	1.57%	7.98
Class C	1,000.00	1,013.56	2.31%	11.72
Louisiana Tax-Free Income Fund
Actual Fund Return
Trust Class	$1,000.00	$1,105.40	0.75%	$3.98
Class A	1,000.00	1,103.50	1.00%	5.30

Hypothetical 5% Return
Trust Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09
Mississippi Tax-Exempt Income Fund
Actual Fund Return
Trust Class	$1,000.00	$1,103.10	0.75%	$3.98
Class A	1,000.00	1,101.90	1.00%	5.30

Hypothetical 5% Return
Trust Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

37

Schedule of Investments

Government Money Market Fund

Description	Face Amount (000)	Value (000)

U.S. Government Agency Obligations — 64.2%
FFCB (A)
0.270%, 03/22/12	$15,000	$15,000
0.500%, 05/02/12	25,000	25,020
0.300%, 02/11/13	50,000	50,062
FHLB
0.005%, 02/01/12 (B)	25,000	25,000
0.260%, 02/28/12 (A)	27,000	27,002
0.010%, 02/29/12 (B)	40,000	40,000
0.020%, 03/07/12 (B)	25,000	24,999
0.035%, 03/21/12 (B)	50,000	49,998
0.020%, 03/30/12 (B)	50,000	49,998
0.225%, 06/01/12	25,000	25,000
0.350%, 08/10/12	20,000	20,000
0.375%, 10/03/12	5,000	5,000
0.330%, 10/23/12	15,000	15,000
Total U.S. Government Agency Obligations (Cost $372,079 (000))		372,079

Repurchase Agreements (C) — 35.8%
Deutsche Bank Securities 0.22%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $97,908,627 (collateralized by various U.S. Government obligations, ranging in par values from $10,505,000 to $57,800,000, 0.000% to 5.250%, 11/27/13 to 12/11/25) with total market value $99,866,619)	97,908	97,908

Description	Face Amount (000)	Value (000)

South Street Securities 0.18%, dated 01/31/12, to be repurchased 02/01/12, repurchase price $110,000,550 (collateralized by various U.S. Government obligations, par values ranging from $6,665,197 to $75,782,129, 4.000% to 4.500%, 10/24/31 to 8/1/41, with total market value of $112,200,000)	$110,000	$110,000
Total Repurchase Agreements (Cost $207,908 (000))		207,908
Total Investments — 100.0% (Cost $579,987 (000))		$579,987

Percentages are based on net assets of $579,976 (000).

(A) Variable Rate Security – The rate reported is the rate in effect at January 31, 2012.

(B) Discount Note – The rate reported is the effective yield at time of purchase.

(C) Tri-party Repurchase Agreements.

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

The accompanying notes are an integral part of the financial statements.

38

Schedule of Investments	January 31, 2012

Strategic Income Bond Fund

Description	Face Amount (000)	Value (000)

U.S. Government Mortgage-Backed Obligations — 25.4%
FHLMC
7.000%, 12/01/14	$2	$2
7.000%, 04/01/15	4	4
5.500%, 08/01/21	284	308
5.500%, 10/01/36	485	526
5.000%, 01/01/13	177	181
5.000%, 10/01/16	199	212
5.000%, 04/01/22	414	447
5.000%, 04/01/23	246	265
4.500%, 05/01/24	724	771
3.000%, 12/01/26	5,951	6,211
FNMA
7.500%, 12/01/30	10	11
6.500%, 01/01/32	79	91
6.000%, 08/01/35	648	717
6.000%, 05/01/36	431	475
6.000%, 07/01/36	235	258
5.500%, 06/01/25	719	788
5.500%, 10/01/34	251	274
5.500%, 01/01/36	379	413
5.500%, 02/01/36	425	463
5.500%, 04/01/36	451	491
5.000%, 10/01/18	150	162
5.000%, 12/01/18	182	197
5.000%, 11/01/21	301	326
5.000%, 05/01/38	1,074	1,161
4.500%, 07/01/18	287	308
4.500%, 07/01/24	1,251	1,338
4.000%, 04/01/31	2,802	2,979
4.000%, 09/01/31	4,785	5,087
3.500%, 09/01/25	3,460	3,645
3.500%, 06/01/26	3,715	3,914
3.500%, 12/01/31	4,964	5,204
3.500%, 12/01/41	4,970	5,169
3.000%, 10/01/21	953	1,001
GNMA
7.500%, 12/20/29	2	2
6.500%, 09/15/13	3	4
6.500%, 03/15/31	15	17
6.500%, 07/15/31	325	380
6.000%, 05/15/28	1	1
6.000%, 09/15/34	214	242
6.000%, 11/15/34	88	100
6.000%, 12/15/34	115	131

Description	Face Amount (000)	Value (000)

5.500%, 01/15/36	$850	$951
5.500%, 04/15/36	455	508
5.000%, 09/15/17	94	104
5.000%, 12/15/17	160	175
5.000%, 10/15/18	15	16
5.000%, 11/15/18	8	9
5.000%, 01/15/19	315	344
5.000%, 03/15/33	14	16
5.000%, 04/15/33	10	11
5.000%, 06/15/33	44	48
5.000%, 04/15/38	1,319	1,463
4.500%, 02/15/20	444	482
Total U.S. Government Mortgage-Backed Obligations (Cost $46,530 (000))		48,403

Corporate Bonds — 20.2%
Aerospace & Defense — 1.5%
Honeywell International
5.300%, 03/01/18	1,400	1,685
United Technologies
4.500%, 04/15/20	1,000	1,155
Total Aerospace & Defense		2,840

Agriculture — 1.1%
Cargill (A)
4.375%, 06/01/13	2,000	2,081
Total Agriculture		2,081

Banks — 0.6%
Citigroup
5.300%, 01/07/16	1,000	1,065
Total Banks		1,065

Building & Construction — 0.8%
CRH America
8.125%, 07/15/18	1,300	1,521
Total Building & Construction		1,521

Chemicals — 1.1%
Dow Chemical
6.000%, 10/01/12	1,000	1,036
4.250%, 11/15/20	1,000	1,067
Total Chemicals		2,103

39

Schedule of Investments

Strategic Income Bond Fund (continued)

Description	Face Amount (000)	Value (000)

Coatings/Paint — 0.3%
Sherwin-Williams
3.125%, 12/15/14	$500	$528
Total Coatings/Paint		528

Electrical Utilities — 0.6%
Northeast Utilities
5.650%, 06/01/13	1,000	1,055
Total Electrical Utilities		1,055

Entertainment — 2.3%
DIRECTV Holdings (A)
5.200%, 03/15/20	1,500	1,657
Viacom
5.625%, 09/15/19	1,500	1,746
Walt Disney MTN
4.500%, 12/15/13	1,000	1,074
Total Entertainment		4,477

Financial Services — 4.2%
American Honda Finance (A)
3.500%, 03/16/15	500	528
Boeing Capital
6.500%, 02/15/12	1,000	1,002
Goldman Sachs Group
6.000%, 06/15/20	2,000	2,114
John Deere Capital MTN
2.800%, 09/18/17	1,350	1,430
Lehman Brothers Holdings MTN (B)
6.875%, 05/02/18	1,500	412
Morgan Stanley MTN
5.550%, 04/27/17	970	993
New York Life Global Funding (A)
4.600%, 04/15/13	1,600	1,670
Total Financial Services		8,149

Food, Beverage & Tobacco — 0.7%
Coca-Cola (A)
3.300%, 09/01/21	1,000	1,081
PepsiCo
3.100%, 01/15/15	250	267
Total Food, Beverage & Tobacco		1,348

Description	Face Amount (000)	Value (000)

Household Products — 1.3%
Procter & Gamble
1.375%, 08/01/12	$2,500	$2,511
Total Household Products		2,511

Industrials — 0.6%
Praxair
2.125%, 06/14/13	1,100	1,121
Total Industrials		1,121

Medical Products & Services — 1.2%
Humana
7.200%, 06/15/18	1,425	1,713
Medco Health Solutions
7.250%, 08/15/13	500	546
Total Medical Products & Services		2,259

Oil Exploration & Production — 0.5%
Anadarko Petroleum
5.000%, 10/01/12	850	870
Total Oil Exploration & Production		870

Retail — 0.9%
Target
5.375%, 05/01/17	1,000	1,187
Yum! Brands
6.250%, 04/15/16	500	580
Total Retail		1,767

Telephones & Telecommunication — 0.8%
GTE
6.840%, 04/15/18	445	551
SBC Communications
5.875%, 08/15/12	1,000	1,029
Total Telephones & Telecommunication		1,580

Transportation Services — 1.7%
CSX
3.700%, 10/30/20	2,000	2,083
United Parcel Service
3.875%, 04/01/14	1,000	1,066
Total Transportation Services		3,149
Total Corporate Bonds (Cost $36,832 (000))		38,424

40

Schedule of Investments	January 31, 2012

Strategic Income Bond Fund (continued)

Description	Face Amount (000)	Value (000)

Municipal Bonds — 20.0%
Arkansas State, Development Finance Authority, RB
5.210%, 04/01/23	$1,020	$1,150
Borough of North Slope Alaska, GO
5.126%, 06/30/20	1,000	1,158
City & County of San Francisco, California, GO
4.600%, 06/15/20	1,000	1,134
City of Austin Texas, RB
5.086%, 11/15/25	500	546
City of Cape Coral, Florida, RB
6.369%, 10/01/24	1,500	1,637
City of Dallas Texas, GO
4.660%, 02/15/24	1,000	1,092
City of Dallas, Texas, GO
4.589%, 02/15/21	1,000	1,143
4.489%, 02/15/20	500	570
4.389%, 02/15/19	500	568
City of Lafayette, Louisiana, Ser A, RB, AGM
7.230%, 03/01/34	1,000	1,057
City of New York, New York, Sub-Ser G-2, GO
3.500%, 03/01/16	1,500	1,611
Clark County School District Finance, RB,
5.200%, 06/01/26	2,000	2,172
County of Cumberland North Carolina, RB
6.100%, 11/01/25	1,000	1,138
County of Guilford, North Carolina, GO
4.641%, 08/01/22	1,000	1,199
County of Pierce, Washington, GO
4.700%, 08/01/21	1,085	1,196
County of St. Louis, Missouri, RB
5.200%, 12/01/28	2,000	2,087
East Baton Rouge, Louisiana, Sewerage
Commission, RB
3.543%, 02/01/16	1,000	1,049
Florida State Board of Education, Lottery
Revenue, RB
5.541%, 07/01/21	1,000	1,149
5.391%, 07/01/20	400	457
Florida State Board of Education, Ser G, GO
4.650%, 06/01/20	1,500	1,692
JEA, Florida Bulk Power Supply System, RB
4.900%, 10/01/20	1,000	1,130
Jefferson & Madison Counties, Idaho, Joint
School District No. 251 Rigby, GO
5.250%, 09/01/26	1,830	2,026

Description	Face Amount (000)	Value (000)

Louisiana Local Government Environmental
Facilities & Community Development
Authority, RB, AGM
6.080%, 12/15/25	$2,500	$2,865
Macomb Interceptor Drain District, Michigan, GO
4.250%, 05/01/21	1,500	1,607
Metropolitan Transportation Authority, RB
4.546%, 11/15/17	1,000	1,101
Pennsylvania State, GO
4.450%, 02/15/20	1,500	1,713
Rollins College, RB, AGM
5.750%, 12/01/20	1,500	1,693
State of California, GO
5.250%, 08/01/38	1,000	1,079
State of Rhode Island, GO
4.663%, 04/01/21	1,000	1,127
Total Municipal Bonds (Cost $34,591 (000))		38,146

U.S. Government Agency Obligations — 8.4%
FFCB
5.540%, 11/07/16	1,500	1,816
4.450%, 06/01/15	2,500	2,812
FHLB
5.000%, 12/09/16	1,000	1,187
2.750%, 03/13/15	1,750	1,867
2.250%, 04/13/12	1,500	1,506
FHLMC
5.250%, 04/18/16	1,000	1,182
FNMA
5.000%, 02/13/17	500	597
1.000%, 09/21/15	5,000	5,013
Total U.S. Government Agency
Obligations (Cost $14,835 (000))		15,980

U.S. Treasury Obligation — 8.0%
U.S. Treasury Note
2,000%, 11/15/21	15,000	15,265
Total U.S. Treasury Obligation (Cost $15,250 (000))		15,265

Commercial Paper — 1.6%
Dell (A)
0.250%, 04/02/12	3,000	2,999
Total Commercial Paper (Cost $2,999 (000))		2,999

41

Schedule of Investments

Strategic Income Bond Fund (concluded)

Description	Shares	Value (000)

Exchange Traded Funds — 10.7%
iShares iBoxx High Yield Fund	94,750	$8,598
iShares iBoxx Investment Grade
Corporate Bond Fund	100,685	11,699
Total Exchange Traded Funds (Cost $18,238 (000))		20,297

Cash Equivalents (C) — 13.1%
Federated Prime Cash Obligations
Fund, Cl I, 0.220%	7,593,743	7,594
Hancock Horizon Government
Money Market Fund,
Trust Class Shares, 0.010% (D)	8,610,075	8,610
SEI Daily Income Trust Prime
Obligations Fund, Cl A, 0.050%	8,826,531	8,826
Total Cash Equivalents (Cost $25,030 (000))		25,030
Total Investments — 107.4% (Cost $194,305 (000))		$204,544

Percentages are based on net assets of $190,380 (000).

(A)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2012, the value of these securities amounted to $10,016 (000s),representing 5.3% of the net assets.
(B)	Security is in default on interest payments.
(C)	The rate reported is the 7-day effective yield as of January 31, 2012.
(D)	Affiliated Investment is a registered investment company which is managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the Fund’s distributor. The Fund invests in the Government Money Market Fund for cash management purposes as a daily sweep vehicle. Transactions with affiliated companies during the year ended January 31, 2012 are as follows:

Balance of Shares Held as of 1/31/12	Value of Shares Held as of 1/31/12 (000)	Dividend Income (000)	Realized Gain/Loss (000)
8,610,075	$8,610	$1	$—

AGM — Assured Guaranty Municipal

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

42

Schedule of Investments	January 31, 2012

Value Fund

Description	Shares	Value (000)

Common Stock — 98.8%
Aerospace & Defense — 2.4%
Northrop Grumman	30,000	$1,741
Raytheon	48,000	2,304
Total Aerospace & Defense		4,045

Banks — 5.2%
Capital One Financial	47,000	2,150
PNC Financial Services Group	30,000	1,768
US Bancorp	89,000	2,512
Wells Fargo	78,000	2,278
Total Banks		8,708

Cable/Media — 1.6%
AMC Networks, Cl A*	62,000	2,651
Total Cable/Media		2,651

Chemicals — 3.1%
Cabot	55,000	1,991
Eastman Chemical	63,000	3,170
Total Chemicals		5,161

Computers & Services — 2.4%
EMC*	89,840	2,314
NCR*	87,000	1,630
Total Computers & Services		3,944

Diversified Support Services — 1.6%
Cintas	73,000	2,705
Total Diversified Support Services		2,705

Electrical Utilities — 7.4%
Alliant Energy	63,000	2,671
Consolidated Edison	44,000	2,594
Entergy	32,000	2,220
FirstEnergy	60,000	2,533
SCANA	52,000	2,331
Total Electrical Utilities		12,349
Electronic Components & Equipment — 1.4%
Arrow Electronics*	56,000	2,312
Total Electronic Components & Equipment		2,312

Description	Shares	Value (000)

Engineering Services — 3.0%
KBR	76,000	$2,443
URS*	63,000	2,592
Total Engineering Services		5,035

Entertainment — 1.3%
Walt Disney	55,000	2,140
Total Entertainment		2,140

Financial Services — 2.7%
Discover Financial Services	83,000	2,256
NASDAQ OMX Group*	91,000	2,255
Total Financial Services		4,511

Food, Beverage & Tobacco — 7.1%
Altria Group	86,000	2,442
Coca-Cola Enterprises	92,000	2,465
Constellation Brands, Cl A*	122,000	2,550
Kroger	92,000	2,186
Lorillard	20,000	2,148
Total Food, Beverage & Tobacco		11,791

Household Products — 1.3%
Energizer Holdings*	29,000	2,236
Total Household Products		2,236

Hypermarkets & Super Centers — 1.4%
Wal-Mart Stores	39,000	2,393
Total Hypermarkets & Super Centers		2,393

Industrials — 1.5%
Carlisle	51,000	2,434
Total Industrials		2,434

Information Technology — 1.4%
Accenture, Cl A	41,000	2,351
Total Information Technology		2,351

43

Schedule of Investments

Value Fund (continued)

Description	Shares	Value (000)

Insurance — 8.3%
ACE	36,000	$2,506
American Financial Group	45,000	1,650
Assurant	57,000	2,257
Chubb	38,000	2,561
Torchmark	70,500	3,220
WR Berkley	48,000	1,645
Total Insurance		13,839

Insurance Brokers — 1.4%
Marsh & McLennan	76,000	2,401
Total Insurance Brokers		2,401

Leasing & Renting — 1.9%
Rent-A-Center, Cl A	95,000	3,213
Total Leasing & Renting		3,213

Machinery — 2.5%
Kennametal	39,000	1,682
Timken	52,000	2,539
Total Machinery		4,221

Managed Health Care — 2.3%
UnitedHealth Group	73,000	3,781
Total Managed Health Care		3,781

Manufacturing — 2.7%
Eaton	44,000	2,157
Kraft Foods, Cl A	61,000	2,336
Total Manufacturing		4,493

Medical Products & Services — 4.4%
Cardinal Health	62,000	2,668
Humana	28,000	2,492
WellPoint	31,000	1,994
Total Medical Products & Services		7,154

Metals & Mining — 1.4%
Reliance Steel & Aluminum	44,000	2,341
Total Metals & Mining		2,341

Description	Shares	Value (000)

Office Electronics — 0.6%
Xerox	139,000	$1,077
Total Office Electronics		1,077

Paper & Paper Products — 1.7%
International Paper	90,000	2,803
Total Paper & Paper Products		2,803

Petroleum & Fuel Products — 5.9%
Apache	21,000	2,076
Chevron	27,000	2,783
Marathon Oil	81,000	2,543
Occidental Petroleum	24,000	2,395
Total Petroleum & Fuel Products		9,797

Petroleum Refining — 2.7%
Exxon Mobil	28,000	2,345
Marathon Petroleum	57,000	2,178
Total Petroleum Refining		4,523

Pharmaceuticals — 1.6%
Pfizer	121,000	2,589
Total Pharmaceuticals		2,589

Real Estate Investment Trust — 1.5%
Rayonier	53,000	2,423
Total Real Estate Investment Trust		2,423

Retail — 6.0%
Foot Locker	104,000	2,729
Genuine Parts	44,000	2,806
Limited Brands	53,000	2,219
VF	17,000	2,235
Total Retail		9,989

Semi-Conductors & Instruments — 3.7%
Jabil Circuit	81,000	1,835
Kla-Tencor	54,000	2,761
Molex	58,000	1,534
Total Semi-Conductors & Instruments		6,130

44

Schedule of Investments	January 31, 2012

Value Fund (concluded)

Description	Shares	Value (000)
Telephones & Telecommunication — 2.6%
AT&T	78,000	$2,294
CenturyLink	55,000	2,037
Total Telephones & Telecommunication		4,331

Transportation Services — 1.3%
Norfolk Southern	31,000	2,238
Total Transportation Services		2,238

Wholesale — 1.5%
AmerisourceBergen, Cl A	62,000	2,416
Total Wholesale		2,416
Total Common Stock (Cost $143,820 (000))		164,525
Cash Equivalents (A) — 5.4%
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010% (B)	7,999,507	8,000
SEI Daily Income Prime Obligation Fund, Cl A, 0.050%	1,000,000	1,000
Total Cash Equivalents (Cost $9,000 (000))		9,000
Total Investments — 104.2% (Cost $152,820 (000))		$173,525

Percentages are based on net assets of $166,611 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2012.
(B)	Affiliated Investment is a registered investment company which is managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the Fund’s distributor. The Fund invests in the Government Money Market Fund for cash management purposes as a daily sweep vehicle. Transactions with affiliated companies during the year ended January 31, 2012 are as follows:

Balance of Shares Held as of 1/31/12	Value of Shares Held as of 1/31/12 (000)	Dividend Income (000)	Realized Gain/Loss (000)

7,999,507	$8,000	$—	$—

Cl — Class

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

45

Schedule of Investments

Growth Fund

Description	Shares	Value (000)

Common Stock — 98.3%
Aerospace & Defense — 2.9%
Triumph Group	24,000	$1,502
United Technologies	16,000	1,253
Total Aerospace & Defense		2,755

Agriculture — 1.5%
CF Industries Holdings	8,000	1,419
Total Agriculture		1,419

Automotive — 0.9%
BorgWarner *	11,000	821
Total Automotive		821

Broadcasting, Newspapers and Advertising — 1.3%
Discovery Communications, Cl A *	29,000	1,244
Total Broadcasting, Newspapers and Advertising		1,244

Cable/Media — 2.1%
Comcast, Cl A	36,000	957
DIRECTV, Cl A *	23,000	1,035
Total Cable/Media		1,992

Chemicals — 3.0%
Albemarle	24,000	1,544
EI Du Pont de Nemours	25,000	1,272
Total Chemicals		2,816

Computers & Services — 10.2%
Alliance Data Systems *	15,000	1,662
Apple *	5,000	2,282
International Business Machines	9,000	1,733
QUALCOMM	25,000	1,471
SanDisk *	26,000	1,193
Western Digital *	36,000	1,309
Total Computers & Services		9,650

Consumer Products — 1.6%
Nike, Cl B	15,000	1,560
Total Consumer Products		1,560

Description	Shares	Value (000)

Containers & Packaging — 1.3%
Ball	32,000	$1,256
Total Containers & Packaging		1,256

Entertainment — 1.4%
Viacom, Cl B	29,000	1,364
Total Entertainment		1,364

Financial Services — 2.4%
American Express	24,000	1,203
Moody’s	30,000	1,117
Total Financial Services		2,320

Food, Beverage & Tobacco — 5.9%
Hormel Foods	56,000	1,612
Hubbell, Cl B	21,000	1,511
Philip Morris International	11,000	822
Whole Foods Market	23,000	1,703
Total Food, Beverage & Tobacco		5,648

Home Improvement Retail — 1.6%
Home Depot	34,000	1,509
Total Home Improvement Retail		1,509

Industrials — 1.5%
Cummins	14,000	1,456
Total Industrials		1,456

Information Technology — 1.3%
Oracle	44,000	1,241
Total Information Technology		1,241

Leasing & Renting — 1.1%
Bed Bath & Beyond *	17,000	1,032
Total Leasing & Renting		1,032

Machinery — 4.3%
Dover	21,000	1,332
Gardner Denver	21,000	1,566
Parker Hannifin	15,000	1,210
Total Machinery		4,108

46

Schedule of Investments	January 31, 2012

Growth Fund (continued)

Description	Shares	Value (000)

Managed Health Care — 1.4%
Aetna	30,000	$1,311
Total Managed Health Care		1,311

Medical Products & Services — 8.6%
Amgen	15,000	1,019
Biogen Idec *	15,000	1,769
Celgene *	11,000	800
Cerner *	14,000	852
Cigna	32,000	1,434
DaVita *	11,000	900
Laboratory Corp of America Holdings *	16,000	1,462
Total Medical Products & Services		8,236

Metals & Mining — 1.1%
Cliffs Natural Resources	15,000	1,084
Total Metals & Mining		1,084

Petroleum & Fuel Products — 6.0%
Baker Hughes	18,000	884
National Oilwell Varco	22,000	1,627
Oceaneering International	34,000	1,652
Oil States International *	20,000	1,594
Total Petroleum & Fuel Products		5,757

Pharmaceuticals — 5.4%
Abbott Laboratories	17,000	921
Bristol-Myers Squibb	50,000	1,612
Eli Lilly	23,000	914
Perrigo	8,000	765
Watson Pharmaceuticals *	16,000	938
Total Pharmaceuticals		5,150

Real Estate Investment Trust — 1.9%
American Campus Communities	21,000	899
Simon Property Group	7,000	951
Total Real Estate Investment Trusts		1,850

Description	Shares	Value (000)

Retail — 18.6%
Big Lots *	21,000	$829
Coach	20,000	1,401
Dollar Tree *	20,000	1,696
Panera Bread, Cl A *	9,000	1,334
Ralph Lauren, Cl A	15,000	2,280
Ross Stores	32,000	1,626
Starbucks	30,000	1,438
TJX	32,000	2,181
Tractor Supply	22,000	1,777
Under Armour, Cl A *	17,000	1,354
WW Grainger	9,000	1,717
Total Retail		17,633

Semi-Conductors & Instruments — 1.8%
Intel	66,000	1,744
Total Semi-Conductors & Instruments		1,744

Systems Software — 1.3%
Symantec *	71,000	1,220
Total Systems Software		1,220

Telecommunication Services — 2.5%
eBay *	38,000	1,201
Google, Cl A *	2,000	1,160
Total Telecommunication Services		2,361

Transportation Services — 3.8%
Joy Global	18,000	1,633
Union Pacific	17,000	1,943
Total Transportation Services		3,576

Utilities — 1.6%
Ametek	32,000	1,504
Total Utilities		1,504

Total Common Stock (Cost $75,078 (000))		93,617

47

Schedule of Investments

Growth Fund (concluded)

Description	Shares	Value (000)
Cash Equivalents (A) — 5.8%
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010% (B)	4,496,871	$4,497
SEI Daily Income Prime Obligation
Fund, Cl A, 0.050%	1,000,000	1,000
Total Cash Equivalents (Cost $5,497 (000))		5,497
Total Investments — 104.1% (Cost $80,575 (000))		$99,114

Percentages are based on net assets of $95,227 (000).

* Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of January 31, 2012.
(B)	Affiliated Investment is a registered investment company which is managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the Fund’s distributor. The Fund invests in the Government Money Market Fund for cash management purposes as a daily sweep vehicle. Transactions with affiliated companies during the year ended January 31, 2012 are as follows:

Balance of Shares Held as of 1/31/12	Value of Shares Held as of 1/31/12 (000)	Dividend Income (000)	Realized Gain/Loss (000)
4,496,871	$4,497	$—	$—

Cl — Class

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48

Schedule of Investments	January 31, 2012

Burkenroad Small Cap Fund (formerly the Burkenroad Fund)

Description	Shares	Value (000)

Common Stock — 100.0%
Aerospace & Defense — 1.7%
HEICO	28,000	$1,557
Total Aerospace & Defense		1,557

Apparel & Textiles — 2.1%
Oxford Industries	38,000	1,936
Total Apparel & Textiles		1,936

Banks — 8.6%
First Financial Bankshares	45,000	1,534
International Bancshares	80,000	1,538
MidSouth Bancorp	11,116	145
Prosperity Bancshares	38,000	1,577
Southside Bancshares	75,000	1,605
Teche Holding	5,000	178
Trustmark	65,000	1,532
Total Banks		8,109

Chemicals — 2.1%
TPC Group *	60,000	1,971
Total Chemicals		1,971

Commercial Services — 1.6%
Team *	50,000	1,460
Total Commercial Services		1,460

Computer & Electronics Retail — 1.1%
RadioShack	140,000	1,005
Total Computer & Electronics Retail		1,005

Computer Software — 1.8%
Manhattan Associates *	38,000	1,668
Total Computer Software		1,668

Computers & Services — 1.7%
Adtran	45,000	1,558
Total Computers & Services		1,558

Description	Shares	Value (000)

Correctional Institutions — 1.4%
Geo Group *	73,000	$1,283
Total Correctional Institutions		1,283

Electrical Utilities — 1.9%
El Paso Electric	50,000	1,740
Total Electrical Utilities		1,740

Engineering Services — 1.5%
MasTec *	85,000	1,385
Total Engineering Services		1,385

Financial Services — 2.1%
Ezcorp, Cl A *	55,000	1,475
Invesco Mortgage Capital	30,000	471
Total Financial Services		1,946

Food, Beverage & Tobacco — 6.3%
Cal-Maine Foods	40,000	1,518
Flowers Foods	49,500	958
National Beverage *	100,000	1,673
Sanderson Farms	35,000	1,783
Total Food, Beverage & Tobacco		5,932

Household Products — 1.7%
Tupperware Brands	25,000	1,571
Total Household Products		1,571

Insurance — 5.0%
Amerisafe *	65,000	1,598
Infinity Property & Casualty	25,000	1,457
ProAssurance	20,000	1,632
Total Insurance		4,687

Leasing & Renting — 3.2%
Aaron’s	50,000	1,330
Pier 1 Imports *	105,000	1,633
Total Leasing & Renting		2,963

49

Schedule of Investments

Burkenroad Small Cap Fund (formerly the Burkenroad Fund) (continued)

Description	Shares	Value (000)

Machinery — 1.1%
Sun Hydraulics	35,000	$983
Total Machinery		983

Manufacturing — 1.8%
AZZ	35,000	1,718
Total Manufacturing		1,718

Medical Products & Services — 8.2%
Arthrocare *	48,000	1,484
Computer Programs & Systems	23,000	1,317
LHC Group *	50,000	741
Transcend Services *	55,000	1,365
US Physical Therapy	63,000	1,285
WellCare Health Plans *	25,000	1,494
Total Medical Products & Services		7,686

Metals & Mining — 0.9%
CARBO Ceramics	9,000	875
Total Metals & Mining		875

Office Furniture & Fixtures — 1.7%
Tech Data *	30,000	1,558
Total Office Furniture & Fixtures		1,558

Paper & Paper Products — 4.6%
Neenah Paper	55,000	1,308
Rock-Tenn, Cl A	20,000	1,237
Schweitzer-Mauduit International	25,000	1,738
Total Paper & Paper Products		4,283

Petroleum & Fuel Products — 10.3%
Basic Energy Services *	70,000	1,261
Gulf Island Fabrication	48,000	1,457
Hornbeck Offshore Services *	40,000	1,307
SEACOR Holdings *	15,000	1,373
Stone Energy *	50,000	1,402
Superior Energy Services *	35,000	998
W&T Offshore	70,000	1,513
Walter Energy	6,000	415
Total Petroleum & Fuel Products		9,726

Description	Shares	Value (000)

Petroleum Refining — 1.7%
Western Refining	95,000	$1,570
Total Petroleum Refining		1,570

Printing & Publishing — 1.7%
Ennis	95,000	1,571
Total Printing & Publishing		1,571

Real Estate Investment Trusts — 1.4%
EastGroup Properties	28,000	1,330
Total Real Estate Investment Trusts		1,330

Retail — 12.6%
AFC Enterprises *	95,000	1,601
Brinker International	60,000	1,551
Carter’s *	37,000	1,551
Fossil *	10,000	951
Hibbett Sports *	38,000	1,821
Men’s Wearhouse	45,000	1,552
Pool	45,000	1,531
Sally Beauty Holdings *	65,000	1,340
Total Retail		11,898

Telecommunication Services — 1.1%
Earthlink	140,000	1,009
Total Telecommunication Services		1,009

Transportation Services — 7.6%
Alamo Group	53,000	1,542
International Shipholding	70,000	1,593
Kirby *	18,000	1,202
Landstar System	28,000	1,432
RailAmerica *	95,000	1,419
Total Transportation Services		7,188

Utilities — 1.5%
Cleco	35,000	1,392
Total Utilities		1,392

Total Common Stock (Cost $73,895 (000))		93,558

50

Schedule of Investments	January 31, 2012

Burkenroad Small Cap Fund (formerly the Burkenroad Fund) (concluded)

Description	Shares	Value (000)
Cash Equivalents (A) — 5.3%
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010% (B)	4,129,454	$4,129
SEI Daily Income Prime Obligation Fund, Cl A, 0.050%	851,491	852
Total Cash Equivalents (Cost $4,981 (000))		4,981
Total Investments — 105.3% (Cost $78,876 (000))		$98,539

Percentages are based on net assets of $93,553 (000).

*Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of January 31, 2012.
(B)	Affiliated Investment is a registered investment company which is managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the Fund’s distributor. The Fund invests in the Government Money Market Fund for cash management purposes as a daily sweep vehicle. Transactions with affiliated companies during the year ended January 31, 2012 are as follows:

Balance of Shares Held as of 1/31/12	Value of Shares Held as of 1/31/12 (000)	Dividend Income (000)	Realized Gain/Loss (000)
4,129,454	$4,129	$—	$—

Cl — Class

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

51

Schedule of Investments

Quantitative Long/Short Fund

Description	Shares	Value (000)

Common Stock — 99.6%
Aerospace & Defense— 1.9%
Lockheed Martin	4,730	$389
Triumph Group (1)	6,920	433
Total Aerospace & Defense		822

Airlines— 1.1%
Alaska Air Group (1)*	6,120	466
Total Airlines		466

Automotive— 1.5%
Sonic Automotive, Cl A	11,120	173
Standard Motor Products	22,230	460
Total Automotive		633

Banks— 5.3%
Capital One Financial	8,050	368
Commerce Bancshares	9,190	357
Community Bank System	12,590	344
East West Bancorp	9,000	198
Huntington Bancshares	55,050	314
KeyCorp	21,170	164
S&T Bancorp	8,470	184
Simmons First National, Cl A	5,290	146
Trustco Bank NY	31,760	178
Total Banks		2,253

Beauty Products— 1.0%
Estee Lauder, Cl A	7,620	441
Total Beauty Products		441

Broadcasting, Newspapers and Advertising— 1.1%
CBS, Cl B (1)	15,880	452
Total Broadcasting, Newspapers and Advertising		452

Cable/Media— 1.0%
DIRECTV, Cl A*	9,210	415
Total Cable/Media		415

Casinos & Gaming— 0.6%
Monarch Casino & Resort*	5,290	56
Multimedia Games Holding*	25,090	190
Total Casinos & Gaming		246

Description	Shares	Value (000)

Chemicals— 0.9%
Ashland (1)	5,990	$378
Total Chemicals		378

Computer Software— 1.7%
Fair Isaac	14,660	531
Netscout Systems*	10,390	215
Total Computer Software		746

Computers & Services— 7.5%
Alliance Data Systems*	4,040	448
Cisco Systems	18,470	363
Comtech Telecommunications	10,850	335
Dell*	25,750	444
Fiserv*	5,080	319
International Business Machines (1)	2,540	489
Motorola Solutions	8,890	413
SanDisk (1)*	8,120	372
Total Computers & Services		3,183

Consulting Services— 0.9%
Towers Watson, Cl A	6,350	380
Total Consulting Services		380

Drug Retail— 0.9%
CVS Caremark	9,554	399
Total Drug Retail		399

Electrical Utilities— 1.7%
American Electric Power	9,230	365
Public Service Enterprise	11,540	350
Total Electrical Utilities		715

Electronic Components & Equipment— 0.8%
Arrow Electronics*	7,960	329
Total Electronic Components & Equipment		329

Engineering Services— 0.9%
URS*	9,460	389
Total Engineering Services		389

52

Schedule of Investments	January 31, 2012

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Financial Services— 2.4%
Ameriprise Financial	6,350	$340
Discover Financial Services (1)	15,460	420
NASDAQ OMX Group*	11,650	289
Total Financial Services		1,049

Food, Beverage & Tobacco— 3.3%
Cal-Maine Foods	10,590	402
Hormel Foods (1)	10,900	314
Kroger (1)	15,250	362
Tyson Foods, Cl A (1)	19,370	361
Total Food, Beverage & Tobacco		1,439

Home Furnishings— 0.4%
La-Z-Boy, Cl Z*	14,290	188
Total Home Furnishings		188

Homefurnishing Retail— 0.8%
Williams-Sonoma (1)	9,320	334
Total Homefurnishing Retail		334

Industrials— 0.6%
Tyco International	4,970	253
Total Industrials		253

Information Technology— 0.9%
CACI International, Cl A*	6,870	403
Total Information Technology		403

Insurance— 3.0%
American Financial Group (1)	10,380	381
Assurant	9,210	365
Protective Life	15,250	381
StanCorp Financial Group	4,660	180
Total Insurance		1,307

Leasing & Renting— 0.9%
Bed Bath & Beyond*	6,560	398
Total Leasing & Renting		398

Description	Shares	Value (000)

Machinery— 4.1%
Barnes Group	17,320	$438
Kennametal	10,270	443
Timken (1)	10,100	493
Watts Water Technologies, Cl A	9,930	383
Total Machinery		1,757

Managed Health Care— 1.2%
Aetna	4,340	190
UnitedHealth Group	6,190	320
Total Managed Health Care		510

Manufacturing— 1.7%
Brady, Cl A	11,540	374
Eaton	7,160	351
Total Manufacturing		725

Medical Products & Services— 5.5%
Amgen	5,930	403
Cambrex*	26,470	208
Cardinal Health	9,210	396
Coventry Health Care*	11,540	347
Health Net (1)*	12,920	488
Humana (1)	6,090	542
Total Medical Products & Services		2,384

Office Furniture & Fixtures— 1.6%
Insight Enterprises*	17,360	320
Tech Data*	7,160	372
Total Office Furniture & Fixtures		692
Packaged Foods & Meats— 0.8%
Smithfield Foods*	15,350	343
Total Packaged Foods & Meats		343

Paper & Paper Products— 3.7%
Buckeye Technologies (1)	16,300	546
Domtar (1)	3,760	325
International Paper	12,170	379
KapStone Paper and Packaging*	20,330	355
Total Paper & Paper Products		1,605

53

Schedule of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Petroleum & Fuel Products— 4.2%
Chevron (1)	3,814	$393
Helix Energy Solutions Group*	26,670	439
Helmerich & Payne	6,590	407
National Oilwell Varco (1)	7,510	555
Total Petroleum & Fuel Products		1,794

Petroleum Refining— 1.6%
ConocoPhillips (1)	5,410	369
Exxon Mobil	4,040	338
Total Petroleum Refining		707

Pharmaceuticals— 5.7%
Abbott Laboratories (1)	6,030	327
Bristol-Myers Squibb	10,590	341
Eli Lilly	4,340	173
Hi-Tech Pharmacal*	5,290	206
Merck	9,320	357
Pfizer (1)	17,470	374
Viropharma*	11,120	331
Watson Pharmaceuticals*	5,290	310
Total Pharmaceuticals		2,419

Retail— 16.3%
ANN (1)*	11,650	283
Arctic Cat*	13,870	414
Ascena Retail Group (1)*	11,860	420
Brinker International (1)	13,550	350
Finish Line, Cl A	19,060	403
Foot Locker (1)	15,460	406
GameStop, Cl A*	14,080	329
HOT Topic	44,460	325
Limited Brands (1)	10,850	454
Macy’s (1)	14,450	487
Papa John’s International*	8,580	332
PetSmart (1)	8,090	431
Polaris Industries	7,300	470
Ross Stores	5,990	304
Saks*	31,760	317
Signet Jewelers	3,490	159
Sturm Ruger	12,280	487
TJX	7,190	490
Wendy’s	30,700	144
Total Retail		7,005

Description	Shares	Value (000)

Semi-Conductors & Instruments— 5.9%
Intel	15,010	$397
Jabil Circuit	20,320	460
Kla-Tencor	9,230	472
Kulicke & Soffa Industries*	50,800	549
Nanometrics*	17,890	362
Nvidia*	21,170	313
Total Semi-Conductors & Instruments		2,553

Telecom Services— 1.1%
NeuStar, Cl A*	13,510	493
Total Telecom Services		493

Telephones & Telecommunication— 1.2%
AT&T	8,150	240
Verizon Communications	7,200	271
Total Telephones & Telecommunication		511

Transportation Services— 3.1%
AGCO*	9,810	500
Joy Global	4,550	413
Ryder System (1)	7,790	438
Total Transportation Services		1,351

Wholesale— 0.8%
AmerisourceBergen, Cl A	8,890	346
Total Wholesale		346
Total Common Stock (Cost $35,990 (000))		42,813

Cash Equivalents — 8.0% (A)
AIM Short-Term Investment Money Market, 0.040%	1,274,446	1,275
Federated Prime Obligations Fund, Cl I, 0.210%	1,111,022	1,111
SEI Daily Income Prime Obligation Fund, Cl A, 0.050%	1,069,403	1,069
Total Cash Equivalents (Cost $3,455 (000))		3,455
Total Investments — 107.6% (Cost $39,445 (000))		$46,268

54

Schedule of Investments	January 31, 2012

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Securities Sold Short —(7.4)%
Common Stock —(7.4)%
Agriculture — (0.2)%
Intrepid Potash*	(3,500)	$(84)
Total Agriculture		(84)

Apparel Retail — (0.1)%
Urban Outfitters*	(2,300)	(61)
Total Apparel Retail		(61)

Banks — (0.2)%
Wintrust Financial*	(2,800)	(86)
Total Banks		(86)

Chemicals — (0.4)%
Kraton Performance Polymers*	(3,400)	(97)
LSB Industries*	(2,700)	(94)
Total Chemicals		(191)

Coatings/Paint — (0.3)%
Lumber Liquidators Holdings*	(5,000)	(107)
Total Coatings/Paint		(107)

Commercial Services — (0.3)%
Stericycle*	(1,200)	(101)
Total Commercial Services		(101)

Computer Software — (0.4)%
Interactive Intelligence Group*	(3,500)	(90)
Salesforce.com*	(880)	(103)
Total Computer Software		(193)

Computers & Services — (0.6)%
JDS Uniphase*	(5,700)	(73)
Juniper Networks*	(2,200)	(46)
Oplink Communications*	(3,800)	(71)
Riverbed Technology*	(3,100)	(74)
Total Computers & Services		(264)

Consumer Electronics — (0.2)%
Universal Electronics*	(4,300)	(79)
Total Consumer Electronics		(79)

Description	Shares	Value (000)

Consumer Products — (0.1)%
Skechers U.S.A., Cl A*	(4,000)	$(49)
Total Consumer Products		(49)

E-Commerce — (0.1)%
Blue Nile*	(1,500)	(60)
Total E-Commerce		(60)

Electrical Components & Equipment — (0.2)%
DTS*	(2,300)	(65)
Total Electrical Components & Equipment		(65)

Electronic Components & Equipment — (0.2)%
Checkpoint Systems*	(6,800)	(72)
Total Electronic Components & Equipment		(72)

Engineering Services — (0.2)%
AECOM Technology*	(3,400)	(78)
Total Engineering Services		(78)

Financial Services — (0.2)%
Stifel Financial*	(2,600)	(94)
Total Financial Services		(94)

Information Technology — (0.2)%
Rovi*	(3,000)	(96)
Total Information Technology		(96)

Insurance — (0.1)%
Genworth Financial, Cl A*	(4,170)	(32)
Total Insurance		(32)

Medical Products & Services — (1.2)%
Charles River Laboratories International*	(2,900)	(98)
Hospira*	(2,600)	(90)
Life Technologies*	(1,800)	(87)
NuVasive*	(9,300)	(144)
Thermo Fisher Scientific*	(1,700)	(90)
Total Medical Products & Services		(509)

55

Schedule of Investments

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Petroleum & Fuel Products — (0.5)%
Alpha Natural Resources*	(2,300)	$(47)
Comstock Resources*	(6,000)	(72)
OYO Geospace*	(1,150)	(101)
Total Petroleum & Fuel Products		(220)

Retail — (0.4)%
International Speedway, Cl A*	(3,600)	(93)
Perry Ellis International*	(5,300)	(82)
Total Retail		(175)

Semi-Conductors & Instruments — (0.8)%
Advanced Energy Industries*	(5,200)	(55)
Benchmark Electronics*	(4,200)	(72)
Broadcom, Cl A*	(2,600)	(89)
Cree*	(1,360)	(35)
TTM Technologies*	(6,900)	(85)
Total Semi-Conductors & Instruments		(336)

Telecommunication Services — (0.1)%
Digital River*	(3,500)	(56)
Total Telecommunication Services		(56)

Transportation Services — (0.2)%
UTi Worldwide	(6,000)	(89)
Total Transportation Services		(89)

Utilities — (0.2)%
Powell Industries*	(2,700)	(93)
Total Utilities		(93)
Total Common Stock (Proceeds $(3,104)(000))		(3,190)

Total Securities Sold Short—(7.4)% (Proceeds $(3,104)(000))		$(3,190)

Percentages are based on Net Assets of $42,999 (000).

*	Non-income producing security.
(1)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(A)	The rate shown is the 7-day effective yield as of January 31, 2012.

Cl — Class

The accompanying notes are an integral part of the financial statements.

56

Schedule of Investments	January 31, 2012

Diversified International Fund

Description	Shares	Value (000)

Common Stock — 89.2%
Australia— 2.6%
BHP Billiton ADR	60,200	$4,782
Total Australia		4,782

Austria— 5.1%
Conwert Immobilien Invest	152,900	1,654
Erste Group Bank	87,600	1,925
Schoeller-Bleckmann Oilfield Equipment	67,519	5,677
Total Austria		9,256

Bermuda— 1.8%
Everest Re Group	38,500	3,288
Total Bermuda		3,288

Brazil— 6.6%
Amil Participacoes	427,300	4,270
Banco Bradesco ADR	169,083	3,023
Itau Unibanco Holding ADR	138,910	2,773
Petroleo Brasileiro ADR	64,000	1,955
Total Brazil		12,021

Canada— 1.1%
Rogers Communications, Cl B	53,400	2,053
Total Canada		2,053

China— 11.0%
Anhui Conch Cement, Cl H	932,000	3,149
China Merchants Bank, Cl H	1,091,000	2,408
China Oilfield Services, Cl H	2,025,200	3,306
China Shipping Container Lines, Cl H*	7,425,000	1,647
Industrial & Commercial Bank of China, Cl H	3,024,000	2,118
Mindray Medical International ADR	95,000	2,827
Weichai Power, Cl H	820,000	4,394
Total China		19,849

Colombia— 1.8%
BanColombia ADR	54,000	3,349
Total Colombia		3,349

Czech Republic— 1.1%
Komercni Banka	10,600	2,028
Total Czech Republic		2,028

Description	Shares	Value (000)

France— 0.6%
Societe Generale	44,068	$1,175
Total France		1,175

Hong Kong— 1.9%
Orient Overseas International	653,200	3,412
Total Hong Kong		3,412

India— 1.1%
ICICI Bank ADR	54,700	1,981
Total India		1,981

Ireland— 1.5%
ICON ADR*	142,800	2,786
Total Ireland		2,786

Israel— 0.5%
Ceragon Networks*	104,700	868
Total Israel		868

Japan— 7.1%
Denso	118,600	3,523
Hitachi	547,000	3,056
Nippon Steel	969,000	2,376
Secom	85,100	3,979
Total Japan		12,934

Mexico— 1.0%
Grupo Elektra	21,638	1,897
Total Mexico		1,897

Netherlands— 5.8%
Core Laboratories	58,400	6,203
KONINKLIJKE KPN	144,100	1,581
Royal Dutch Shell, Cl A	80,552	2,856
Total Netherlands		10,640

Norway— 5.5%
DnB	374,500	3,957
Norsk Hydro	521,600	2,760
StatoilHydro ADR	132,900	3,357
Total Norway		10,074

57

Schedule of Investments

Diversified International Fund (concluded)

Description	Shares	Value (000)

Singapore— 1.5%
United Industrial	1,209,900	$2,659
Total Singapore		2,659

South Korea— 2.1%
Hanjin Shipping*	93,958	1,129
POSCO ADR	30,200	2,771
Total South Korea		3,900

Spain— 1.7%
Mapfre	957,117	3,182
Total Spain		3,182

Sweden— 2.2%
Getinge, Cl B	150,900	4,089
Total Sweden		4,089

Switzerland— 5.8%
Credit Suisse Group ADR	95,000	2,474
Novartis ADR	47,200	2,566
Roche Holding	19,300	3,270
Transocean	50,300	2,379
Total Switzerland		10,689

Taiwan— 2.3%
Advanced Semiconductor Engineering ADR	793,895	4,184
Total Taiwan		4,184

Turkey— 2.1%
Akbank	685,400	2,584
Turkiye Garanti Bankasi	322,300	1,168
Total Turkey		3,752

United Kingdom— 14.1%
ARM Holdings ADR	269,300	7,776
Diageo	189,432	4,191
HSBC Holdings	266,982	2,232
Rio Tinto ADR	86,900	5,254
Shire	185,700	6,172
Total United Kingdom		25,625

Description	Shares	Value (000)

United States— 1.3%
Carnival	80,700	$2,437
Total United States		2,437
Total Common Stock (Cost $150,003 (000))		162,910

Exchange Traded Funds — 4.7%
iShares MSCI EAFE Index Fund	116,300	6,064
iShares MSCI United Kingdom Index Fund	151,500	2,527
Total Exchange Traded Funds (Cost $8,904 (000))		8,591
Cash Equivalents (A) — 5.7%
Dreyfus Government Cash Management, 0.000%	8,177,042	8,177
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010% (B)	2,291,607	2,292
Total Cash Equivalents (Cost $10,469 (000))		10,469
Total Investments — 99.6% (Cost $169,376 (000))		$181,970

Percentages are based on net assets of $182,753 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2012.
(B)	Affiliated Investment is a registered investment company which is managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the Fund’s distributor. The Fund invests in the Government Money Market Fund for cash management purposes as a daily sweep vehicle. Transactions with affiliated companies during the year ended January 31, 2012 are as follows:

Balance of Shares Held as of 1/31/12	Value of Shares Held as of 1/31/12 (000)	Dividend Income (000)	Realized Gain/Loss (000)
2,291,607	$2,292	$—	$—

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and the Far East

MSCI — Morgan Stanley Capital International

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58

Schedule of Investments	January 31, 2012

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 93.3%
District of Columbia — 1.0%
Metropolitan Washington, Airports Authority, Ser C, RB
Callable 10/01/18 @ 100
5.125%, 10/01/39	$100	$108
Total District of Columbia		108

Louisiana — 76.5%
Ascension Parish School Board, GO
Callable 03/01/22 @ 100
3.750%, 03/01/30	600	627
Callable 03/01/22 @ 100
3.250%, 03/01/26	305	313
Bienville Parish, GO
Callable 03/01/20 @ 100
4.000%, 03/01/29	180	194
Caddo-Bossier Parishes, Port Commission Project, RB
Callable 04/01/21 @ 100
5.125%, 04/01/37	100	108
Calcasieu Parish Public Trust Authority, RB, AGM
Callable 05/01/22 @ 100
4.750%, 05/01/33	250	265
City of Baton Rouge, Ser A-2, RB, AGM
Callable 08/01/18 @ 100
4.250%, 08/01/32	100	106
Hammond, Area Recreation District No. 1 Project, RB, AGM
Callable 04/01/18 @ 100
4.750%, 04/01/26	150	164
Jefferson Davis Parish, Road Sales Tax District No. 1 Project, RB
Callable 02/01/18 @ 101
4.550%, 02/01/25	160	176
Kenner Consolidated Sewage District, RB, AGM
Callable 11/01/21 @ 100
4.375%, 11/01/29	300	321
Lafayette Consolidated Government, RB
Callable 11/01/20 @ 100
4.750%, 11/01/35	200	215
Lafayette Consolidated Government, RB, XLCA
Callable 11/01/17 @ 100
5.250%, 11/01/31	150	160

Description	Face Amount (000)	Value (000)

Louisiana (continued)
Lafayette, Consolidated Government, Public Improvement Project, RB
Callable 03/01/21 @ 100
5.000%, 03/01/29	$200	$230
Lafayette, Public Trust Financing Authority, Ragin Cajun Facilities Inc. Project, RB, AGM
Callable 10/01/19 @ 100
6.000%, 10/01/38	100	112
Lafayette, Public Trust Financing Authority, Ragin Cajun Facilities, Inc. Project, RB, NATL-RE
Callable 10/01/12 @ 102
5.000%, 10/01/32	75	77
Livingston Parish School District No. 22, GO, AGM
Callable 03/01/22 @ 100
4.400%, 03/01/31	300	322
Livingston Parish Sewer District No. 2, RB, AGC
Callable 03/01/14 @ 102
5.200%, 03/01/44	105	109
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, AGM
Callable 09/01/21 @ 100
4.625%, 09/01/41	300	313
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, AMBAC
Callable 06/01/17 @ 100
4.500%, 12/01/47	100	101
Louisiana State, Gas & Fuels Tax Project, Ser B, RB
Callable 05/01/20 @ 100
5.000%, 05/01/32	100	114
Callable 05/01/20 @ 100
5.000%, 05/01/37	165	182
Louisiana State, University & Agricultural & Mechanical College, Health Sciences Center Project, RB, NATL-RE
Callable 03/05/12 @ 100
6.375%, 05/01/31	200	201
Louisiana State, University & Agricultural & Mechanical College, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/35	100	112

59

Schedule of Investments

Louisiana Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)

Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Jefferson Parish Project, Ser A, RB
Callable 04/01/19 @ 100
5.375%, 04/01/31	$100	$113
Louisiana, Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvements Project, RB, AMBAC
Callable 05/01/17 @ 100
5.000%, 05/01/27	250	271
Louisiana, Local Government Environmental Facilities & Community Development Authority, Nicholls State University Student Project, RB, AGM
Callable 10/01/20 @ 100
5.000%, 10/01/41	325	344
Louisiana, Local Government Environmental Facilities & Community Development Authority, Woman’s Hospital Foundation Project, Ser B, RB
Callable 10/01/15 @ 100
6.000%, 10/01/40	125	129
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM
Callable 07/01/21 @ 100
4.900%, 07/01/41	175	189
Louisiana, Public Facilities Authority, Franciscan Missionaries Project, RB
Callable 07/01/19 @ 100
6.750%, 07/01/39	200	230
Louisiana, Public Facilities Authority, Nineteenth Judicial District Court Project, RB, NATL-RE FGIC
Callable 06/01/17 @ 100
5.500%, 06/01/41	25	27
Louisiana, Public Facilities Authority, Ser B, RB
Pre-Refunded @ 100
5.500%, 05/15/26 (A)	115	156
Louisiana, Public Facilities Authority, University of New Orleans Research & Technology Project, RB, NATL-RE
Callable 09/01/16 @ 100
5.250%, 03/01/37	100	105

Description	Face Amount (000)	Value (000)

Louisiana (continued)
Plaquemines Parish, Ser A, RB
Callable 03/01/20 @ 101
4.550%, 03/01/28	$115	$127
Sabine Parish, Consolidated School District No. 20-South Sabine, GO
Callable 03/01/19 @ 100
4.000%, 03/01/26	210	238
St. John Baptist Parish, Marathon Oil Corp. Project, Ser A, RB
Callable 06/01/17 @ 100
5.125%, 06/01/37	315	320
St. Martin Parish, School District Project, GO, AGM
Callable 03/01/21 @ 100
5.000%, 03/01/31	100	115
St. Mary Parish, RB
Callable 03/01/20 @ 100
5.000%, 03/01/28	100	103
St. Tammany Parish, Sales Tax District No. 3 Project, RB, CIFG
Callable 06/01/16 @ 101
5.000%, 06/01/31	200	213
Tangipahoa Parish, Water District Project, RB, AMBAC
Callable 04/01/17 @ 100
4.375%, 04/01/47	300	304
Terrebonne Parish, Hospital Service District No. 1 Project, General Medical Center Project, RB
Callable 04/01/20 @ 100
5.000%, 04/01/28	150	160
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM
Callable 04/01/21 @ 100
5.250%, 04/01/36	200	224
Town of Livingston Louisiana, RB
Callable 08/01/21 @ 100
5.300%, 08/01/41	250	259
Total Louisiana		8,149

Massachusetts— 1.9%
Massachusetts Water Resources Authority, Ser A, RB
Callable 08/01/16 @ 100
4.000%, 08/01/46	200	200
Total Massachusetts		200

60

Schedule of Investments	January 31, 2012

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)

Puerto Rico — 13.2%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB, AGM
Callable 07/01/18 @ 100
5.125%, 07/01/47	$250	$260
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB
Callable 07/01/15 @ 100
5.250%, 07/01/35	310	319
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO
Callable 07/01/21 @ 100
6.000%, 07/01/40	125	140
Callable 07/01/21 @ 100
5.750%, 07/01/41	125	138
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB
Callable 08/01/20 @ 100
6.000%, 08/01/39	100	114
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB, AGM
Callable 08/01/20 @ 100
5.125%, 08/01/42	200	215
Puerto Rico Infrastructure Financing Authority, Ser C, RB, AMBAC
5.500%, 07/01/23	200	225
Total Puerto Rico		1,411

Virgin Islands — 0.7%
Virgin Islands, Public Finance Authority, Capital Project, Ser A-1, RB
Callable 10/01/19 @ 100
5.000%, 10/01/39	70	72
Total Virgin Islands		72
Total Municipal Bonds (Cost $9,143 (000))		9,940

Cash Equivalent (B) — 2.9%
Federated Tax-Free Obligations Fund, 0.010%	312,006	312
Total Cash Equivalent (Cost $312 (000))		312
Total Investments — 96.2% (Cost $9,455 (000))		$10,252

Percentages are based on net assets of $10,657 (000).

(A) Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(B) The rate reported is the 7-day effective yield as of January 31, 2012.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

CIFG — CDC IXIS Financial Guaranty

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

XLCA — XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

61

Schedule of Investments

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 97.9%
District of Columbia — 1.9%
District of Columbia, United Negro College Fund Project, RB
Callable 07/01/20 @ 100
6.875%, 07/01/40	$415	$474
Washington, Convention Center Authority, Ser A, RB, AMBAC
Callable 10/01/16 @ 100
4.500%, 10/01/30	110	111
Total District of Columbia		585

Massachusetts — 3.9%
Massachusetts Water Resources Authority, Ser A, RB
Callable 08/01/16 @ 100
4.000%, 08/01/46	1,200	1,201
Total Massachusetts		1,201

Mississippi — 76.2%
Canton Public School District, COP
Callable 09/01/20 @ 100
4.750%, 09/01/30	855	900
City of Batesville Mississippi, GO
Callable 07/01/17 @ 100
3.000%, 07/01/22	275	285
Clinton Public School District, GO
Callable 10/01/21 @ 100
2.750%, 10/01/28	200	209
Gulfport Mississippi, Memorial Hospital at Gulfport Project, Ser A, RB
Callable 03/05/12 @ 100
5.750%, 07/01/31	400	400
Jackson, State University Educational Building Project, Ser A-1, RB
Callable 03/01/20 @ 100
5.000%, 03/01/34	580	641
Mississippi Business Finance, Ser A, RB
Callable 05/01/19 @ 100
5.000%, 05/01/37	150	157
Mississippi Development Bank, RB
Callable 11/01/21 @ 100
4.125%, 11/01/31	1,000	1,072
Mississippi Development Bank, RB, AGM
Callable 12/01/21 @ 100
4.000%, 12/01/31	930	968

Description	Face Amount (000)	Value (000)

Mississippi (continued)
Mississippi Development Bank, RB, AMBAC
Callable 03/05/12 @ 100
4.800%, 10/01/17	$120	$120
Mississippi Development Bank, RB, AGM
Callable 10/01/19 @ 100
5.375%, 10/01/33	50	57
Mississippi Development Bank, Ser A, RB
Callable 06/01/21 @ 100
4.500%, 06/01/31	100	106
Mississippi Development Bank, Ser A, RB, AGM
Callable 09/01/21 @ 100
4.500%, 09/01/34	950	1,011
Mississippi Development Bank, Ser A, RB, AMBAC
Callable 11/01/16 @ 100
4.650%, 11/01/27	870	903
Mississippi Development Bank, Ser D, RB
Callable 08/01/20 @ 100
5.250%, 08/01/27	250	288
Mississippi Development Bank, TA
Callable 05/01/19 @ 100
4.500%, 05/01/24	120	133
Mississippi Home, Ser A, RB, GNMA FNMA FHLMC
Callable 06/01/20 @ 100
4.550%, 12/01/31	85	89
Mississippi State, Capital Improvement Project, Ser B, GO
Callable 12/01/17 @ 100
5.000%, 12/01/23	170	196
Mississippi, Development Bank, Attala County Project, RB
Callable 05/01/21 @ 100
5.750%, 05/01/36	120	131
Mississippi, Development Bank, Capital & Equipment Acquisition Project, RB, AMBAC
5.000%, 07/01/24	440	446
Mississippi, Development Bank, Capital & Equipment Project, Ser A, RB, AMBAC
5.000%, 07/01/31	115	134
Mississippi, Development Bank, Columbus Infrastructure Building Project, RB,
Callable 12/01/20 @ 100
4.500%, 12/01/30	100	114

62

Schedule of Investments	January 31, 2012

Mississippi Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)

Mississippi (continued)
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
Callable 08/01/20 @ 100
5.000%, 08/01/22	$200	$232
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
5.000%, 08/01/19	200	235
Mississippi, Development Bank, Greene County Regional Project, RB
4.250%, 04/01/21	250	276
4.125%, 04/01/20	200	221
Mississippi, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/24	200	250
Mississippi, Development Bank, Hinds Community College Project, RB, AGM
Callable 04/01/21 @ 100
5.125%, 04/01/41	400	443
Callable 04/01/21 @ 100
4.200%, 04/01/24	400	447
Mississippi, Development Bank, Jackson Public School District Building Project, RB, AGM
Callable 04/01/18 @ 100
5.375%, 04/01/28	250	283
Mississippi, Development Bank, Jones County Junior College Project, RB, AGM
Callable 03/01/19 @ 100
5.125%, 03/01/39	250	276
Callable 03/01/19 @ 100
5.000%, 03/01/33	75	84
Mississippi, Development Bank, Jones County Rest Home Project, RB, AGM
Callable 04/01/21 @ 100
5.500%, 04/01/30	385	438
Callable 04/01/21 @ 100
5.250%, 04/01/27	305	344
Callable 04/01/21 @ 100
5.125%, 04/01/26	50	56
Callable 04/01/21 @ 100
5.000%, 04/01/24	105	120
Mississippi, Development Bank, Lowndes County Industrial Development Project, RB, AGM
Callable 07/01/17 @ 100
5.000%, 07/01/27	450	489

Description	Face Amount (000)	Value (000)

Mississippi (continued)
Mississippi, Development Bank, Lowndes County Project, RB, AGM
Callable 12/01/20 @ 100
5.000%, 12/01/25	$100	$115
Mississippi, Development Bank, Magnolia Regional Health Center Project, Ser A, RB
4.500%, 10/01/18	550	589
Mississippi, Development Bank, Monroe County Hospital Project, RB
Callable 07/01/19 @ 100
5.000%, 07/01/26	285	307
Mississippi, Development Bank, Municipal Energy Agency Power Supply Project, RB, XLCA
Callable 03/01/16 @ 100
5.000%, 03/01/41	450	440
Mississippi, Development Bank, RB, AMBAC
Callable 03/01/16 @ 100
5.000%, 03/01/22	175	192
Mississippi, Development Bank, Ser A, RB, AGM
Callable 10/01/21 @ 100
5.750%, 10/01/31	710	825
Mississippi, Development Bank, Water & Sewer Project, RB, AGM
Callable 07/01/20 @ 100
5.250%, 07/01/30	230	260
Mississippi, Development Bank, Water & Sewer System Project, RB, AGM
Callable 09/01/14 @ 100
5.000%, 09/01/29	220	231
Callable 09/01/14 @ 100
5.000%, 09/01/34	100	104
Mississippi, Development Bank, West Rankin Utility Authority Project, RB, AGM
Callable 01/01/18 @ 100
5.000%, 01/01/28	600	657
Mississippi, Hospital Equipment & Facilities Authority, Health Services Project, Ser 1, RB
Callable 10/01/20 @ 100
5.000%, 10/01/39	350	376
Mississippi, State University Educational Building, RB
Callable 08/01/21 @ 100
5.000%, 08/01/41	705	771

63

Schedule of Investments

Mississippi Tax-Free Income Fund (continued)

Description	Face Amount (000)	Value (000)

Mississippi (continued)
Mississippi, State University Educational Building, Residence Hall Construction Project, RB
Callable 08/01/19 @ 100
5.250%, 08/01/33	$60	$67
Oxford, School District, School Improvement Project, GO
Callable 04/01/21 @ 100
4.500%, 04/01/31	500	567
Ridgeland, Mississippi, Colony Park Project, TA
Callable 04/01/21 @ 100
6.375%, 04/01/31	500	533
State of Mississippi, Ser A, GO
Callable 10/01/21 @ 100
5.000%, 10/01/36	1,000	1,144
Callable 10/01/21 @ 100
4.000%, 10/01/36	1,000	1,043
Callable 10/01/21 @ 100
3.750%, 10/01/31	810	859
University of Mississippi Educational Building, Ser I, RB
Callable 10/01/16 @ 100
3.900%, 10/01/31	750	799
University of Southern Mississippi, Campus Facilities Improvement Project, RB
Callable 09/01/19 @ 100
5.250%, 09/01/32	350	399
Callable 09/01/19 @ 100
5.125%, 09/01/29	300	345
Total Mississippi		23,177

Puerto Rico — 10.1%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB, AGM
Callable 07/01/18 @ 100
5.125%, 07/01/47	150	156
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB
Callable 07/01/20 @ 100
5.750%, 07/01/36	220	242
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB
Callable 07/01/15 @ 100
5.250%, 07/01/35	180	185

Description	Face Amount (000)	Value (000)

Puerto Rico (continued)
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO
Callable 07/01/21 @ 100
5.750%, 07/01/41	$275	$303
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO, AGM
Callable 07/01/16 @ 100
6.000%, 07/01/33	150	167
Puerto Rico Commonwealth, Public Improvement Project, Ser C, GO
Callable 07/01/21 @ 100
5.750%, 07/01/36	350	388
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB
Callable 02/01/20 @ 100
5.500%, 08/01/42	500	549
Puerto Rico Highway & Transportation Authority, Ser K, RB
Callable 07/01/15 @ 100
5.000%, 07/01/30	500	513
Puerto Rico Infrastructure Financing Authority, Ser C, RB, AMBAC
5.500%, 07/01/23	500	563
Total Puerto Rico		3,066

Texas — 3.9%
City of Austin Texas Water & Wastewater System Revenue, RB
Callable 11/15/21 @ 100
5.000%, 11/15/41	500	569
Harris County Texas, RB
Callable 08/15/19 @ 100
5.000%, 08/15/33	300	331
North Texas, Municipal Water District Project, RB
Callable 09/01/18 @ 100
5.000%, 09/01/38	265	291
Total Texas		1,191

Virgin Islands — 1.9%
Virgin Islands, Public Finance Authority, Capital Project, Ser A-1, RB
Callable 10/01/19 @ 100
5.000%, 10/01/39	350	358
Virgin Islands, Public Finance Authority, Ser A, RB
Callable 10/01/20 @ 100
5.000%, 10/01/29	100	106

64

Schedule of Investments	January 31, 2012

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Virgin Islands (continued)
Virgin Islands, Public Finance Authority, Sub-Ser B, RB
Callable 10/01/20 @ 100
5.250%, 10/01/29	$100	$108
Total Virgin Islands		572
Total Municipal Bonds (Cost $27,538 (000))		29,792

Cash Equivalent (A) — 4.7%
Federated Tax-Free Obligations Fund, 0.010%	1,416,325	1,416
Total Cash Equivalent (Cost $1,416 (000))		1,416
Total Investments — 102.6% (Cost $28,954 (000))		$31,208

Percentages are based on net assets of $30,429 (000).

(A) The rate reported is the 7-day effective yield as of January 31, 2012.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

65

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Statements of Assets and Liabilities (000)(1)

As of January 31, 2012

	Government Money Market Fund	Strategic Income Bond Fund
Assets:
Investments in securities at value (Cost $372,079 and $185,695, respectively)	$372,079	$195,934
Repurchase agreements at value (Cost $207,908 and $0, respectively)	207,908	—
Affiliated investments at value (Cost $0 and $8,610, respectively)	—	8,610
Receivable for capital shares sold	1	127
Receivable from Adviser	227	10
Shareholder servicing fees receivable	86	—
Distribution fees receivable	59	—
Receivable from Administrator	7	—
Accrued Income	119	1,296
Prepaid expenses	17	7

Total Assets	580,503	205,984

Liabilities:
Payable for investment securities purchased	—	15,314
Payable for capital shares redeemed	—	121
Payable due to Investment Adviser	192	89
Shareholder servicing fees payable	84	11
Payable for distribution fees	59	1
Payable due to Administrator	36	11
Payable due to Custodian	26	8
Payable due to Transfer Agent	5	5
Income distribution payable	5	—
Chief Compliance Officer fees payable	3	1
Other accrued expenses	117	43

Total Liabilities	527	15,604

Net Assets	$579,976	$190,380

Net Assets:
Paid-in-Capital	$580,004	$180,168
Undistributed (distributions in excess of) net investment income	(3)	15
Accumulated net realized loss on investments	(25)	(42)
Net unrealized appreciation on investments	—	10,239

Net Assets	$579,976	$190,380

Trust Class Shares:
Net Assets	$145,908	$132,639
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	145,910,542	7,982,531
Net Asset Value Per Share	$1.00	$16.62

Institutional Sweep Class Shares:
Net Assets	$139,064	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	139,069,971	n/a
Net Asset Value Per Share	$1.00	n/a

Class A Shares:
Net Assets	$295,004	$55,430
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	295,020,481	3,342,761
Net Asset Value Per Share	$1.00	$16.58

Maximum Offering Price Per Share ($16.58 ÷ 96.00%)	n/a	$17.27

Class C Shares:
Net Assets	n/a	$2,311
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	138,660
Net Asset Value Per Share	n/a	$16.67

     “n/a” designates that the Fund does not offer this class.

      Amounts designated as “—” are $0 or have been rounded to $0.

        (1) Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

The accompanying notes are an integral part of the financial statements.

67

Statements of Assets and Liabilities (000)(1) (continued)

	Value Fund	Growth Fund	Burkenroad Small Cap Fund
Assets:
Investments in securities at value (Cost $144,820, $76,078, $74,747 respectively)	$165,525	$94,617	$94,410
Affiliated investments at value (Cost $8,000, $4,497, $4,129, respectively)	8,000	4,497	4,129
Receivable for capital shares sold	203	14	1,403
Accrued Income	117	39	26
Shareholder servicing fees receivable	—	7	—
Receivable from Investment Adviser	—	—	7
Prepaid expenses	15	9	14

Total Assets	173,860	99,183	99,989

Liabilities:
Payable for investment securities purchased	6,946	3,793	4,297
Payable for capital shares redeemed	123	69	2,003
Payable due to Investment Adviser	107	60	72
Shareholder servicing fees payable	14	—	26
Payable due to Administrator	10	6	6
Payable due to Custodian	9	4	4
Payable due to Transfer Agent	5	5	3
Payable for distribution fees	3	—	5
Chief Compliance Officer fees payable	1	—	—
Other accrued expenses	31	19	20

Total Liabilities	7,249	3,956	6,436

Net Assets	$166,611	$95,227	$93,553

Net Assets:
Paid-in-Capital	$159,226	$84,244	$73,393
Undistributed net investment income (accumulated net investment loss)	2	(114)	(68)
Accumulated net realized gain (loss) on investments	(13,322)	(7,442)	565
Net unrealized appreciation on investments	20,705	18,539	19,663

Net Assets	$166,611	$95,227	$93,553

Trust Class Shares:
Net Assets	$95,450	$64,758	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	4,479,188	3,838,890	n/a
Net Asset Value Per Share	$21.31	$16.87	n/a

Class A Shares:
Net Assets	$66,167	$30,045	$82,735
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	3,116,406	1,831,268	2,176,358
Net Asset Value Per Share	$21.23	$16.41	$38.02

Maximum Offering Price Per Share ($21.23, $16.41, $38.02 ÷ 94.75%, respectively)	$22.41	$17.32	$40.13

Class C Shares:
Net Assets	$4,994	$424	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	240,087	28,274	n/a
Net Asset Value Per Share	$20.80	$15.01 *	n/a

Class D Shares:
Net Assets	n/a	n/a	$10,818
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	n/a	n/a	290,701
Net Asset Value Per Share	n/a	n/a	$37.21

           “n/a” designates that the Fund does not offer this class.

       (1) Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

         * Net assets divided by shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

            Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68

Statements of Assets and Liabilities (000)(1) (continued)

As of January 31, 2012

	Quantitative Long/Short Fund	Diversified International Fund
Assets:
Investments in securities at value (Cost $39,445 and $167,084, respectively)	$46,268	$179,678
Affiliated investments at value (Cost $0 and $2,292, respectively)	—	2,292
Foreign currency (Cost $0 and $500)	—	500
Receivable for investment securities sold	—	213
Receivable for capital shares sold	3	156
Reclaim receivable	—	62
Accrued Income	21	107
Prepaid expenses	11	15

Total Assets	46,303	183,023

Liabilities:
Payable for Securities sold short (Proceeds $3,104 and $0, respectively)	3,190	—
Payable to Prime Broker	41	—
Payable due to Adviser	41	146
Payable due to Transfer Agent	5	5
Payable due to Administrator	3	11
Payable for capital shares redeemed	10	28
Payable due to Custodian	1	31
Shareholder servicing fees payable	1	5
Chief Compliance Officer fees payable	—	1
Other accrued expenses	12	43

Total Liabilities	3,304	270

Net Assets	$42,999	$182,753

Net Assets:
Paid-in-Capital	$37,909	$170,919
Accumulated net investment loss (Distributions in excess of net investment income)	(180)	(341)
Accumulated net realized loss on investments (including securities sold short)	(1,467)	(419)
Net unrealized appreciation on investments (including securities sold short)	6,737	12,594

Net Assets	$42,999	$182,753

Trust Class Shares:
Net Assets	$37,938	$155,340
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	2,389,764	8,356,167
Net Asset Value Per Share	$15.88	$18.59

Class A Shares:
Net Assets	$5,027	$27,192
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	319,096	1,467,351
Net Asset Value Per Share	$15.75	$18.53

Maximum Offering Price Per Share ($15.75 and $18.53 ÷ 94.75%, respectively)	$16.62	$19.56

Class C Shares:
Net Assets	$34	$221
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	2,220	12,056
Net Asset Value Per Share	$15.36 *	$18.30 *

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
Amounts	shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

69

Statements of Assets and Liabilities (000)(1) (concluded)

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $9,455 and $28,954 respectively)	$10,252	$31,208
Receivable for capital shares sold	500	72
Accrued Income	120	370
Receivable from Investment Adviser	7	12
Prepaid expenses	2	3

Total Assets	10,881	31,665

Liabilities:
Payable for investment securities purchased	200	1,200
Payable for capital shares redeemed	8	—
Payable due to Adviser	5	15
Payable due to Transfer Agent	3	3
Payable due to Administrator	1	2
Payable due to Custodian	—	1
Shareholder servicing fees payable	1	4
Other accrued expenses	6	11

Total Liabilities	224	1,236

Net Assets	$10,657	$30,429

Net Assets:
Paid-in-Capital	$9,858	$28,138
Undistributed net investment income	2	4
Accumulated net realized gain on investments	—	33
Net unrealized appreciation on investments	797	2,254

Net Assets	$10,657	$30,429

Trust Class Shares:
Net Assets	$3,758	$7,200
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	219,921	423,136
Net Asset Value Per Share	$17.09	$17.01	*

Class A Shares:
Net Assets	$6,899	$23,229
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	403,848	1,365,657
Net Asset Value Per Share	$17.08	$17.01

Maximum Offering Price Per Share ($17.08 and $17.01 ÷ 96.00%, respectively)	$17.79	$17.72

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

(1) Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

70

Statements of Operations (000)

For the year ended January 31, 2012

	Government Money Market Fund	Strategic Income Bond Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$720	$5,510	$—	$—
Dividend income	—	1,039	3,771	831
Income from Affiliated Investments	—	1	—	—
Less: Foreign Taxes Withheld	—	—	(6)	—

Total Investment Income	720	6,550	3,765	831

Expenses:
Investment advisory fees	2,066	967	1,225	670
Administration fees	447	139	134	73
Shareholder servicing fees — Institutional Sweep Class	252	n/a	n/a	n/a
Shareholder servicing fees — Class A	721	130	171	74
Shareholder servicing fees — Class C	n/a	2	12	1
Distribution fees — Class A	721	n/a	n/a	n/a
Distribution fees — Class C	n/a	7	37	3
Custodian fees	155	48	46	25
Transfer agent fees	56	56	56	56
Trustees’ fees	34	11	10	6
Chief Compliance Officer fees	13	4	4	2
Professional fees	139	45	42	24
Printing fees	59	16	15	8
Registration fees	24	11	30	20
Insurance and other expenses	66	35	13	8

Total Expenses	4,753	1,471	1,795	970

Less: Investment advisory fees waived	(2,066)	(123)	—	—
Less: Reimbursement from Adviser	(212)	—	—	—
Recovery of Investment advisory fees previously waived(1)	—	—	—	8
Less: Administration fees waived	(113)	—	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Institutional Sweep Class	(252)	—	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Class A	(721)	—	—	—
Less: Distribution fees waived — Class A	(721)	—	—	—

Total Net Expenses	668	1,348	1,795	978

Net Investment Income (Loss)	52	5,202	1,970	(147)

Net realized gain from security transactions	1	400	7,279	5,170
Net change in unrealized appreciation (depreciation) on investments	—	6,097	(6,329)	(1,568)

Net Realized and Unrealized Gain on investments	1	6,497	950	3,602

Net Increase in Net Assets Resulting from Operations	$53	$11,699	$2,920	$3,455

“n/a” designates that the Fund does not offer this class.

(1) See note 3 for Advisory Fees Recovered.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

71

Statements of Operations (000) (continued)

	Burkenroad Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund
Investment Income:
Interest income	$—	$—	$—
Dividend income	924	449	2,815
Less: Foreign Taxes Withheld	—	—	(246)

Total Investment Income	924	449	2,569

Expenses:
Investment advisory fees	678	480	1,051
Administration fees	62	29	90
Shareholder servicing fees — Class A	155	11	44
Shareholder servicing fees — Class C	n/a	—	—
Shareholder servicing fees — Class D	24	n/a	n/a
Distribution fees — Class A	n/a	n/a	n/a
Distribution fees — Class C	n/a	—	1
Distribution fees — Class D	24	n/a	n/a
Transfer agent fees	37	56	56
Custodian fees	21	5	85
Trustees’ fees	4	2	6
Chief Compliance Officer fees	2	1	3
Interest expense on securities sold short	—	49	—
Dividend expense on securities sold short	—	1	—
Registration fees	33	19	40
Professional fees	24	10	36
Printing fees	11	6	13
Insurance and other expenses	7	7	10

Total Expenses	1,082	676	1,435

Recovery of Investment advisory fees previously waived(1)	—	23	57
Less: Investment advisory fees waived	(58)	—	—

Total Net Expenses	1,024	699	1,492

Net Investment Income (Loss)	(100)	(250)	1,077

Net realized gain from security transactions	5,909	1,472	356
Net realized loss on securities sold short	—	(445)	—
Net realized loss from foreign currency transactions	—	—	(252)
Net change in unrealized appreciation (depreciation) on investments	2,641	560	(3,894)
Net change in unrealized appreciation on securities sold short	—	98	—
Net change in unrealized depreciation on foreign currency	—	—	(2)

Net Realized and Unrealized Gain (Loss) on investments	8,550	1,685	(3,792)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,450	$1,435	$(2,715)

“n/a” designates that the Fund does not offer this class.

(1) See note 3 for Advisory Fees Recovered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72

Statements of Operations (000) (concluded)

For the year or period ended January 31, 2012

	Louisiana Tax-Free Income Fund*	Mississippi Tax-Free Income Fund*
Investment Income:
Interest income	$265	$752

Total Investment Income	265	752

Expenses:
Investment advisory fees	35	100
Administration fees	5	14
Shareholder servicing fees — Class A	8	28
Transfer agent fees	37	37
Custodian fees	2	5
Trustees’ fees	1	1
Offering Costs	24	25
Registration fees	2	3
Professional fees	4	9
Printing fees	3	4
Insurance and other expenses	7	12

Total Expenses	128	238

Less: Investment advisory fees waived	(77)	(87)

Total Net Expenses	51	151

Net Investment Income	214	601

Net realized gain from security transactions	6	48
Net change in unrealized appreciation on investments	797	2,254

Net Realized and Unrealized Gain on investments	803	2,302

Net Increase in Net Assets Resulting from Operations	$1,017	$2,903

    * Commenced operations on February 1, 2011.

The accompanying notes are an integral part of the financial statements.

73

Statements of Changes in Net Assets (000)

	Government Money Market Fund		Strategic Income Bond Fund
	2012	2011	2012	2011
Investment Activities:
Net investment income (loss)	$52	$46	$5,202	$4,816
Net realized gain (loss) from security transactions	1	(26)	400	260
Net change in unrealized appreciation (depreciation) on investments	—	—	6,097	(128)

Net Increase in Net Assets Resulting from Operations	53	20	11,699	4,948

Dividends and Distributions to Shareholders From:
Net investment income:
Trust Class Shares	(13)	(11)	(3,606)	(3,424)
Institutional Sweep Class Shares	(10)	(7)	n/a	n/a
Class A Shares	(29)	(28)	(1,600)	(1,375)
Class C Shares	n/a	n/a	(22)	(14)
Realized Capital Gains
Trust Class Shares	—	(2)	(294)	(180)
Institutional Sweep Class Shares	—	(2)	n/a	n/a
Class A Shares	—	(4)	(133)	(82)
Class C Shares	n/a	n/a	(3)	(1)

Total Dividends and distributions	(52)	(54)	(5,658)	(5,076)

Capital Share Transactions(1):
Trust Class Shares:
Shares issued	345,870	359,637	46,132	31,540
Shares reinvested	1	1	993	965
Shares redeemed	(315,206)	(348,753)	(20,666)	(15,304)

Total Trust Class Shares Transactions	30,665	10,885	26,459	17,201

Institutional Sweep Class Shares:
Shares issued	406,721	758,513	n/a	n/a
Shares reinvested	1	1	n/a	n/a
Shares redeemed	(383,391)	(702,903)	n/a	n/a

Total Institutional Sweep Class Shares Transactions	23,331	55,611	n/a	n/a

Class A Shares:
Shares issued	364,315	471,037	14,407	21,691
Shares reinvested	5	6	1,624	1,359
Shares redeemed	(367,483)	(444,599)	(10,013)	(7,975)

Total Class A Shares Transactions	(3,163)	26,444	6,018	15,075

Class C Shares:
Shares issued	n/a	n/a	1,750	397
Shares reinvested	n/a	n/a	20	14
Shares redeemed	n/a	n/a	(263)	(13)

Total Class C Shares Transactions	n/a	n/a	1,507	398

Total Increase (Decrease) in Net Assets from Capital Share Transactions	50,833	92,940	33,984	32,674

Total Increase in Net Assets	50,834	92,906	40,025	32,546

Net Assets:
Beginning of year	529,142	436,236	150,355	117,809

End of year	$579,976	$529,142	$190,380	$150,355

Undistributed net investment income (Distributions in excess of net investment income) (Accumulated net investment loss)	$(3)	$(3)	$15	$41

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74

For the years ended January 31, 2012 and January 31, 2011

Value Fund		Growth Fund
2012	2011	2012	2011

$1,970	$1,669	$(147)	$(3)
7,279	9,135	5,170	4,579
(6,329)	17,896	(1,568)	13,137

2,920	28,700	3,455	17,713

(1,176)	(954)	—	—
n/a	n/a	n/a	n/a
(824)	(684)	—	—
(24)	(16)	—	—

—	—	—	—
n/a	n/a	n/a	n/a
—	—	—	—
—	—	—	—

(2,024)	(1,654)	—	—

26,368	8,718	15,901	5,729
325	236	—	—
(10,349)	(10,655)	(6,511)	(7,958)

16,344	(1,701)	9,390	(2,229)

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

13,425	15,268	4,582	6,493
794	657	—	—
(18,059)	(15,351)	(5,358)	(5,630)

(3,840)	574	(776)	863

768	713	125	16
24	16	—	—
(749)	(1,143)	(157)	(13)

43	(414)	(32)	3

12,547	(1,541)	8,582	(1,363)

13,443	25,505	12,037	16,350

153,168	127,663	83,190	66,840

$166,611	$153,168	$95,227	$83,190

$2	$56	$(114)	$12

The accompanying notes are an integral part of the financial statements.

75

Statements of Changes in Net Assets (000) (concluded)

	Burkenroad Small Cap Fund		Quantitative Long/Short Fund
	2012	2011	2012	2011
Investment Activities:
Net investment income (loss)	$(100)	$135	$(250)	$(91)
Net realized gain from investments (including securities sold short) and foreign currency transactions	5,909	2,145	1,027	1,795
Net change in unrealized appreciation (depreciation) on investments (including securities sold short) and foreign currency	2,641	10,887	658	4,082

Net Increase (Decrease) in Net Assets Resulting from Operations	8,450	13,167	1,435	5,786

Dividends and Distributions to Shareholders From:
Net investment income:
Trust Class Shares	n/a	n/a	—	—
Class A Shares	—	(236)	—	—
Class C Shares	n/a	n/a	—	—
Class D Shares	—	(23)	n/a	n/a
Realized Capital Gains
Trust Class Shares	n/a	n/a	—	—
Class A Shares	(5,107)	(313)	—	—
Class C Shares	n/a	n/a	—	—
Class D Shares	(725)	(54)	n/a	n/a

Total Dividends and distributions	(5,832)	(626)	—	—

Capital Share Transactions(1):
Trust Class Shares:
Shares issued	n/a	n/a	12,832	7,813
Shares reinvested	n/a	n/a	—	—
Shares redeemed	n/a	n/a	(2,763)	(2,217)

Total Trust Class Shares Transactions	n/a	n/a	10,069	5,596

Class A Shares:
Shares issued	37,737	12,733	1,642	1,306
Shares reinvested	4,690	443	—	—
Shares redeemed	(13,732)	(12,199)	(659)	(888)

Total Class A Shares Transactions	28,695	977	983	418

Class C Shares:
Shares issued	n/a	n/a	20	—
Shares reinvested	n/a	n/a	—	—
Shares redeemed	n/a	n/a	—	—

Total Class C Shares Transactions	n/a	n/a	20	—

Class D Shares:
Shares issued	3,313	1,910	n/a	n/a
Shares reinvested	692	73	n/a	n/a
Shares redeemed	(1,984)	(1,585)	n/a	n/a

Total Class D Shares Transactions	2,021	398	n/a	n/a

Total Increase in Net Assets from Capital Share Transactions	30,716	1,375	11,072	6,014

Total Increase in Net Assets	33,334	13,916	12,507	11,800

Net Assets:
Beginning of year	60,219	46,303	30,492	18,692

End of year	$93,553	$60,219	$42,999	$30,492

Undistributed net investment income (Distributions in excess of net investment income) (Accumulated net investment loss)	$(68)	$(78)	$(180)	$(56)

“n/a” designates that the Fund does not offer this class.

(1) For	shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

*Commenced operations on February 1, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

76

For the year or period ended January 31, 2012 and January 31, 2011

Diversified International Fund		Louisiana Tax-Free Income Fund*	Mississippi Tax-Free Income Fund*
2012	2011	2012	2012

$1,077	$99	$214	$601

104	538	6	48

(3,896)	11,979	797	2,254

(2,715)	12,616	1,017	2,903

(958)	(191)	(90)	(201)
(130)	(32)	(122)	(396)
—	—	n/a	n/a
n/a	n/a	n/a	n/a

(873)	(157)	(2)	(4)
(88)	(48)	(4)	(11)
(1)	—	n/a	n/a
n/a	n/a	n/a	n/a

(2,050)	(428)	(218)	(612)

108,964	21,683	3,570	6,945
1,058	181	3	12
(6,972)	(4,261)	(140)	(465)

103,050	17,603	3,433	6,492

18,979	10,724	6,577	22,421
211	79	87	254
(9,612)	(1,791)	(239)	(1,029)

9,578	9,012	6,425	21,646

126	142	n/a	n/a
1	—	n/a	n/a
(53)	—	n/a	n/a

74	142	n/a	n/a

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

112,702	26,757	9,858	28,138

107,937	38,945	10,657	30,429

74,816	35,871	—	—

$182,753	$74,816	$10,657	$30,429

$(341)	$(271)	$2	$4

The accompanying notes are an integral part of the financial statements.

77

Financial Highlights

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Divedends	Net Asset Value, End of Year	Total Return†
Government Money Market Fund
TRUST CLASS SHARES
2012	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	1.04
2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	4.10
INSTITUTIONAL SWEEP CLASS SHARES
2012	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.83
2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	3.84
CLASS A SHARES
2012	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2011	1.00	—	—	—	—	—	1.00	0.01
2010	1.00	—	—	—	—	—	1.00	0.01
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.65
2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	3.58

† Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

78

January 31, 2012

Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$145,908	0.13%	0.59%	0.01%	n/a
115,244	0.24	0.62	0.01	n/a
104,366	0.42	0.61	0.01	n/a
110,321	0.57	0.60	1.12	n/a
156,059	0.58	0.59	4.07	n/a

$139,064	0.13%	0.84%	0.01%	n/a
115,733	0.24	0.85	0.01	n/a
60,131	0.41	0.86	0.01	n/a
64,711	0.79	0.85	0.87	n/a
95,701	0.83	0.85	3.81	n/a

$295,004	0.13%	1.09%	0.01%	n/a
298,165	0.25	1.12	0.01	n/a
271,739	0.41	1.11	0.01	n/a
243,952	0.96	1.10	0.68	n/a
336,081	1.08	1.09	3.48	n/a

79

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Strategic Income Bond Fund
TRUST CLASS SHARES
2012	$16.01	$0.54	$0.65	$1.19	$(0.54)	$(0.04)	$(0.58)	$16.62
2011	15.98	0.59	0.06	0.65	(0.59)	(0.03)	(0.62)	16.01
2010	15.32	0.65	0.70	1.35	(0.64)	(0.05)	(0.69)	15.98
2009	15.74	0.64	(0.35)	0.29	(0.64)	(0.07)	(0.71)	15.32
2008	15.09	0.64	0.65	1.29	(0.64)	—	(0.64)	15.74
CLASS A SHARES
2012	$15.98	$0.50	$0.64	$1.14	$(0.50)	$(0.04)	$(0.54)	$16.58
2011	15.95	0.55	0.06	0.61	(0.55)	(0.03)	(0.58)	15.98
2010	15.30	0.60	0.70	1.30	(0.60)	(0.05)	(0.65)	15.95
2009	15.71	0.60	(0.34)	0.26	(0.60)	(0.07)	(0.67)	15.30
2008	15.07	0.60	0.64	1.24	(0.60)	—	(0.60)	15.71
CLASS C SHARES
2012	$16.06	$0.37	$0.67	$1.04	$(0.39)	$(0.04)	$(0.43)	$16.67
2011	16.03	0.42	0.07	0.49	(0.43)	(0.03)	(0.46)	16.06
2010	15.37	0.49	0.71	1.20	(0.49)	(0.05)	(0.54)	16.03
2009	15.80	0.49	(0.36)	0.13	(0.49)	(0.07)	(0.56)	15.37
2008	15.15	0.49	0.65	1.14	(0.49)	—	(0.49)	15.80

† Per share data calculated using average shares method.

†† Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

80

January 31, 2012

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

7.59%	$132,639	0.75%	0.83%	3.31%	26%
4.10	102,110	0.75	0.86	3.68	20
8.99	84,953	0.75	0.87	4.12	14
1.94	76,917	0.75	0.85	4.15	32
8.76	94,135	0.75	0.84	4.19	14

7.27%	$55,430	1.00%	1.08%	3.07%	26%
3.86	47,483	1.00	1.11	3.41	20
8.67	32,485	1.00	1.12	3.85	14
1.76	23,610	1.00	1.11	3.91	32
8.43	24,436	1.00	1.09	3.94	14

6.54%	$2,311	1.75%	1.83%	2.24%	26%
3.09	762	1.75	1.86	2.62	20
7.89	371	1.75	1.87	3.10	14
0.89	290	1.75	1.86	3.20	32
7.65	119	1.75	1.84	3.19	14

81

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Value Fund
TRUST CLASS SHARES
2012	$21.19	$0.30	$0.13	$0.43	$(0.31)	$—	$(0.31)	$21.31
2011	17.48	0.26	3.70	3.96	(0.25)	—	(0.25)	21.19
2010	15.37	0.25	2.11	2.36	(0.25)	—	(0.25)	17.48
2009	23.44	0.27	(7.99)	(7.72)	(0.27)	(0.08)	(0.35)	15.37
2008	26.12	0.25	(0.38)	(0.13)	(0.24)	(2.31)	(2.55)	23.44
CLASS A SHARES
2012	$21.11	$0.25	$0.12	$0.37	$(0.25)	$—	$(0.25)	$21.23
2011	17.42	0.21	3.69	3.90	(0.21)	—	(0.21)	21.11
2010	15.31	0.21	2.11	2.32	(0.21)	—	(0.21)	17.42
2009	23.36	0.22	(7.97)	(7.75)	(0.22)	(0.08)	(0.30)	15.31
2008	26.04	0.18	(0.37)	(0.19)	(0.18)	(2.31)	(2.49)	23.36
CLASS C SHARES
2012	$20.69	$0.09	$0.12	$0.21	$(0.10)	$—	$(0.10)	$20.80
2011	17.07	0.06	3.63	3.69	(0.07)	—	(0.07)	20.69
2010	15.02	0.08	2.06	2.14	(0.09)	—	(0.09)	17.07
2009	22.92	0.06	(7.80)	(7.74)	(0.08)	(0.08)	(0.16)	15.02
2008	25.60	(0.03)	(0.33)	(0.36)	(0.01)	(2.31)	(2.32)	22.92
† Per share data calculated using average shares method.

†† Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

82

January 31, 2012

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

2.05%	$95,450	1.03%	1.03%	1.44%	63%
22.83	77,828	1.05	1.05	1.34	82
15.51	65,625	1.06	1.06	1.53	85
(33.21)	65,358	1.04	1.04	1.31	65
(1.31)	84,322	1.03	1.03	0.91	60

1.80%	$66,167	1.28%	1.28%	1.17%	63%
22.49	70,420	1.30	1.30	1.09	82
15.29	57,599	1.31	1.31	1.26	85
(33.41)	46,305	1.29	1.29	1.06	65
(1.54)	63,371	1.28	1.28	0.66	60

1.04%	$4,994	2.03%	2.03%	0.43%	63%
21.62	4,920	2.05	2.05	0.34	82
14.34	4,439	2.06	2.06	0.52	85
(33.85)	3,894	2.04	2.04	0.31	65
(2.19)	5,169	2.03	2.03	(0.11)	60

83

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Growth Fund
TRUST CLASS SHARES
2012	$16.28	$(0.01)	$0.60	$0.59	$—	$—	$—	$16.87
2011	12.86	0.01	3.41	3.42	—	—	—	16.28
2010	10.39	0.02	2.45	2.47	—	—	—	12.86
2009	17.31	(0.02)	(6.90)	(6.92)	—	—	—	10.39
2008	18.11	(0.05)	(0.36)	(0.41)	—	(0.39)	(0.39)	17.31
CLASS A SHARES
2012	$15.87	$(0.05)	$0.59	$0.54	$—	$—	$—	$16.41
2011	12.57	(0.02)	3.32	3.30	—	—	—	15.87
2010	10.18	(0.01)	2.40	2.39	—	—	—	12.57
2009	17.00	(0.06)	(6.76)	(6.82)	—	—	—	10.18
2008	17.83	(0.10)	(0.34)	(0.44)	—	(0.39)	(0.39)	17.00
CLASS C SHARES
2012	$14.63	$(0.15)	$0.53	$0.38	$—	$—	$—	$15.01
2011	11.68	(0.12)	3.07	2.95	—	—	—	14.63
2010	9.52	(0.09)	2.25	2.16	—	—	—	11.68
2009	16.02	(0.15)	(6.35)	(6.50)	—	—	—	9.52
2008	16.95	(0.23)	(0.31)	(0.54)	—	(0.39)	(0.39)	16.02

(1) Ratio includes previously waived investment advisory fees recovered. The net expense ratio would have been lower absent the impact of the recovered fees.

†   Per share data calculated using average shares method.

†† Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

84

January 31, 2012

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recovered Fees)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

3.62%	$64,758	1.07	%(1)	1.06	%(1)	(0.08)%	86%
26.59	52,801	1.10		1.10		0.09	81
23.81	43,499	1.10		1.12		0.15	87
(39.98)	35,730	1.08		1.08		(0.13)	84
(2.49)	53,028	1.06		1.06		(0.28)	60

3.40%	$30,045	1.32	%(1)	1.31	%(1)	(0.33)%	86%
26.25	29,942	1.35		1.35		(0.16)	81
23.48	22,987	1.35		1.37		(0.11)	87
(40.12)	18,918	1.32		1.32		(0.39)	84
(2.69)	37,852	1.31		1.31		(0.53)	60

2.60%	$424	2.04	%(1)	2.06	%(1)	(1.05)%	86%
25.26	447	2.10		2.10		(0.92)	81
22.69	354	2.10		2.12		(0.83)	87
(40.57)	333	2.08		2.08		(1.14)	84
(3.43)	363	2.06		2.06		(1.28)	60

85

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Redemption Fees
Burkenroad Small Cap Fund
CLASS A SHARES
2012	$36.84	$(0.04)	$3.99	$3.95	$—	$(2.77)	$(2.77)	$—
2011	28.92	0.09	8.23	8.32	(0.17)	(0.23)	(0.40)	—
2010	21.42	(0.01)	7.51	7.50	—	—	—	—
2009	29.61	(0.12)	(7.68)	(7.80)	—	(0.40)	(0.40)	0.01
2008	31.32	(0.12)	(1.15)	(1.27)	—	(0.44)	(0.44)	—
CLASS D SHARES
2012	$36.20	$(0.13)	$3.91	$3.78	$—	$(2.77)	$(2.77)	$—
2011	28.44	0.02	8.07	8.09	(0.10)	(0.23)	(0.33)	—
2010	21.12	(0.08)	7.40	7.32	—	—	—	—
2009	29.26	(0.20)	(7.55)	(7.75)	—	(0.40)	(0.40)	0.01
2008	31.04	(0.20)	(1.14)	(1.34)	—	(0.44)	(0.44)	—

†   Per share data calculated using average shares method.

†† Total return excludes applicable sales charges.

Amounts designated as “—” represent less than 0.01 per share, are 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

86

January 31, 2012

Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$38.02	11.39%	$82,735	1.40%	1.48%	(0.10)%	25%
36.84	28.78	51,688	1.40	1.53	0.29	23
28.92	35.01	39,901	1.40	1.58	(0.05)	20
21.42	(26.36)	23,033	1.40	1.64	(0.42)	87
29.61	(4.14)	19,579	1.40	1.62	(0.38)	42

$37.21	11.12%	$10,818	1.65%	1.73%	(0.36)%	25%
36.20	28.44	8,531	1.65	1.78	0.07	23
28.44	34.66	6,402	1.65	1.83	(0.30)	20
21.12	(26.50)	5,016	1.65	1.88	(0.70)	87
29.26	(4.40)	6,236	1.65	1.87	(0.63)	42

87

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Loss†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
TRUST CLASS SHARES
2012	$15.37	$(0.11)	$0.62	$0.51	$—	$—	$15.88
2011	12.17	(0.05)	3.25	3.20	—	—	15.37
2010	11.33	(0.10)	0.94	0.84	—	—	12.17
2009#	15.00	—	(3.66)	(3.66)	(0.01)	(0.01)	11.33
CLASS A SHARES
2012	$15.29	$(0.15)	$0.61	$0.46	$—	$—	$15.75
2011	12.13	(0.08)	3.24	3.16	—	—	15.29
2010	11.33	(0.13)	0.93	0.80	—	—	12.13
2009#	15.00	(0.01)	(3.66)	(3.67)	—	—	11.33
CLASS C SHARES
2012	$15.02	$(0.26)	$0.60	$0.34	$—	$—	$15.36
2011	12.01	(0.18)	3.19	3.01	—	—	15.02
2010	11.29	(0.22)	0.94	0.72	—	—	12.01
2009#	15.00	(0.04)	(3.67)	(3.71)	—	—	11.29

(1)

The expense ratio includes the performance fee adjustment. Had the performance fee adjustment been excluded, the ratios would have been 1.70%, 1.95% and 2.70% for Trust Class Shares, Class A Shares and Class C Shares, for 2010, 2011 and 2012, respectively.

(2)	Ratio includes previously waived investment advisory fees recovered. The net expense ratio would have been lower absent the impact of the recovered fees.
#	Commenced operations on September 30, 2008. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Total return is for the period indicated and has not been annualized.
Amounts	designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

88

January 31, 2012

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets (Including Performance Adjustment, Dividend and Interest Expense)		Ratio of Expenses to Average Net Assets (Including Performance Adjustment/Excluding Dividend and Interest Expense)		Ratio of Expenses to Average Net Assets (Including Performance Adjustment, Dividend and Interest Expense/ Excluding Waivers and Recovered Fees)		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

3.32%	$37,938	2.03	%(2)	1.88	%(1)	1.96	%(2)	(0.70)%	86%
26.29	26,518	1.75	(2)	1.49	(1)	1.75	(2)	(0.35)	129
7.41	15,922	1.92		1.57	(1)	2.36		(0.86)	135
(24.43)	12,881	1.77		1.70		2.29		(0.03)	47

3.01%	$5,027	2.29	%(2)	2.14	%(1)	2.22	%(2)	(0.96)%	86%
26.05	3,960	2.00	(2)	1.74	(1)	2.00	(2)	(0.60)	129
7.06	2,759	2.17		1.82	(1)	2.61		(1.11)	135
(24.47)	1,942	2.02		1.95		2.61		(0.33)	47

2.26%	$34	3.04	%(2)	2.89	%(1)	2.97	%(2)	(1.70)%	86%
25.06	14	2.75	(2)	2.49	(1)	2.75	(2)	(1.36)	129
6.38	11	2.92		2.57	(1)	3.36		(1.86)	135
(24.73)	1	2.74		2.67		3.56		(1.08)	47

89

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

Net Asset Value, Beginning of Year		Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
TRUST CLASS SHARES
2012	$20.68	$0.18	$(2.03)	$(1.85)	$(0.12)	$(0.12)	$(0.24)	$18.59
2011	17.11	0.05	3.65	3.70	(0.07)	(0.06)	(0.13)	20.68
2010	10.38	0.07	6.75	6.82	(0.09)	—	(0.09)	17.11
2009#	15.00	0.02	(4.60)	(4.58)	(0.04)	—	(0.04)	10.38
CLASS A SHARES
2012	$20.64	$0.27	$(2.17)	$(1.90)	$(0.09)	$(0.12)	$(0.21)	$18.53
2011	17.09	(0.02)	3.67	3.65	(0.04)	(0.06)	(0.10)	20.64
2010	10.38	0.01	6.76	6.77	(0.06)	—	(0.06)	17.09
2009#	15.00	—	(4.58)	(4.58)	(0.04)	—	(0.04)	10.38
CLASS C SHARES
2012	$20.42	$0.09	$(2.09)	$(2.00)	$—	$(0.12)	$(0.12)	$18.30
2011	17.00	(0.16)	3.64	3.48	—	(0.06)	(0.06)	20.42
2010	10.37	(0.23)	6.86	6.63	—	—	—	17.00
2009#	15.00	(0.02)	(4.59)	(4.61)	(0.02)	—	(0.02)	10.37

#	Commenced operations on September 30, 2008. Ratios for the period have been annualized.
(1)	Ratio includes previously waived investment advisory fees recovered. The net expense ratio would have been lower absent the impact of the recovered fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

90

January 31, 2012

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recovered Fees)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(8.87)%	$155,340	1.37	%(1)	1.32	%(1)	0.96%	9%
21.64	56,666	1.50	(1)	1.50		0.25	3
65.63	29,506	1.50		1.73		0.49	42
(30.53)	12,925	1.50		2.36		0.45	2

(9.13)%	$27,192	1.65	%(1)	1.57	%(1)	1.38%	9%
21.36	17,980	1.75	(1)	1.75		(0.12)	3
65.23	6,354	1.75		1.98		0.08	42
(30.57)	1,753	1.75		2.74		0.11	2

(9.76)%	$221	2.39	%(1)	2.32	%(1)	0.44%	9%
20.48	170	2.50	(1)	2.50		(0.87)	3
63.96	11	2.50		2.73		(1.37)	42
(30.77)	1	2.50		3.36		(0.62)	2

91

Financial Highlights (continued)

For a Share Outstanding Throughout the Period

For the period ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Louisiana Tax-Free Income Fund
TRUST CLASS SHARES
2012*	$15.00	$0.62	$2.03	$2.65	$(0.55)	$(0.01)	$(0.56)	$17.09
CLASS A SHARES
2012*	$15.00	$0.58	$2.02	$2.60	$(0.51)	$(0.01)	$(0.52)	$17.08

†  Total return is for the period indicated and has not been annualized.

*  Commenced operations February 1, 2011.

The accompanying notes are an integral part of the financial statements.

92

January 31, 2012

Total Return†	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

17.98%	$3,758	0.75%	2.16%	3.85%	6%

17.65%	$6,899	1.00%	2.28%	3.60%	6%

93

Financial Highlights (concluded)

For a Share Outstanding Throughout the Period

For the period ended January 31,

Net Asset Value, Beginning of Year		Net Investment Income	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Year
Mississippi Tax-Free Income Fund
TRUST CLASS SHARES
2012*	$15.00	$0.60	$1.95	$2.55	$(0.53)	$(0.01)	$(0.54)	$17.01
CLASS A SHARES
2012*	$15.00	$0.57	$1.95	$2.52	$(0.50)	$(0.01)	$(0.51)	$17.01

†   Total return is for the period indicated and has not been annualized.

*   Commenced operations February 1, 2011.

The accompanying notes are an integral part of the financial statements.

94

January 31, 2012

Total Return†	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

17.32%	$7,200	0.75%	1.31%	3.78%	22%

17.07%	$23,229	1.00%	1.50%	3.53%	22%

95

Notes to Financial Statements

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with thirty-three funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Government Money Market Fund (the “Government Money Market Fund”), the Hancock Horizon Strategic Income Bond Fund (the “Strategic Income Bond Fund”), the Hancock Horizon Value Fund (the “Value Fund”), the Hancock Horizon Growth Fund (the “Growth Fund”), the Hancock Horizon Burkenroad Small Cap Fund (formerly the Burkenroad Fund) (the “Burkenroad Small Cap Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”) the Hancock Horizon Louisiana Tax-Free Income Fund (“Louisiana Tax-Free Income Fund”) and the Hancock Horizon Mississippi Tax-Free Income Fund (“Mississippi Tax-Free Income Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2012, there were no fair valued securities in the Funds.

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January 31, 2012

The Government Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities(a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a Sub-Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund uses Interactive Data Pricing and Reference Data Corp. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund own securities is closed for one or more days, the Diversified International Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to

97

Notes to Financial Statements (continued)

unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at January 31, 2012 (000):

	Level 1	Level 2	Level 3	Total
Government Money Market Fund
Investments in Securities
U.S. Government Agency Obligations	$—	$372,079	$—	$372,079
Repurchase Agreements	—	207,908	—	207,908

Total Investments in Securities	$—	$579,987	$—	$579,987

Strategic Income Bond Fund
Investments in Securities
U.S. Government Mortgage-Backed Obligations	$—	$48,403	$—	$48,403
Corporate Bonds	—	38,424	—	38,424
Municipal Bonds	—	38,146	—	38,146
Cash Equivalents	25,030	—	—	25,030
Exchange Traded Funds	20,297	—	—	20,297
U.S. Government Agency Obligations	—	15,980	—	15,980
U.S. Treasury Obligation	—	15,265	—	15,265
Commercial Paper	—	2,999	—	2,999

Total Investments in Securities	$45,327	$159,217	$—	$204,544

	Level 1	Level 2	Level 3	Total
Value Fund
Investments in Securities
Common Stock	$164,525	$—	$—	$164,525
Cash Equivalents	9,000	—	—	9,000

Total Investments in Securities	$173,525	$—	$—	$173,525

Growth Fund
Investments in Securities
Common Stock	$93,617	$—	$—	$93,617
Cash Equivalents	5,497	—	—	5,497

Total Investments in Securities	$99,114	$—	$—	$99,114

Burkenroad Small Cap Fund
Investments in Securities
Common Stock	$93,558	$—	$—	$93,558
Cash Equivalents	4,981	—	—	4,981

Total Investments in Securities	$98,539	$—	$—	$98,539

Quantitative Long/Short Fund
Assets at Fair Value at January 31, 2012 (investments in securities at fair value)
Investments in Securities
Common Stock	$42,813	$—	$—	$42,813
Cash Equivalents	3,455	—	—	3,455

Total Investments in Securities	$46,268	$—	$—	$46,268

Liabilities at Fair Value at January 31, 2012 (securities sold short at fair value)
Investments in Securities
Common Stock	$(3,190)	$—	$—	$(3,190)

Total Investments in Securities	$(3,190)	$—	$—	$(3,190)

Diversified International Fund
Investments in Securities
Common Stock	$162,910	$—	$—	$162,910
Cash Equivalents	10,469	—	—	10,469
Exchange Traded Funds	8,591	—	—	8,591

Total Investments in Securities	$181,970	$—	$—	$181,970

Louisiana Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$9,940	$—	$9,940
Cash Equivalents	312	—	—	312

Total Investments in Securities	$312	$9,940	$—	$10,252

Mississippi Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$29,792	$—	$29,792
Cash Equivalent	1,416	—	—	1,416

Total Investments in Securities	$1,416	$29,792	$—	$31,208

98

January 31, 2012

For the year or period ended January 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. This does not include transfers between Level 1 investments and Level 2 investments due to the Diversified International Fund utilizing international fair value pricing during the year.

Federal Income Taxes – It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Funds did not incur any significant interest or penalties.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by Horizon Advisers (the “Adviser”). If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an

99

Notes to Financial Statements (continued)

insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA Purchase Commitments – The Funds may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Short Sales — The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared daily and paid monthly for the Government Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund, Burkenroad Small Cap Fund, Quantitative Long/Short Fund and the Diversified International Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

Offering Costs — Offering Costs, including costs of printing initial prospectuses, legal and registration fees are amortized over twelve months from the inception dates of the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund. As of January 31, 2012, the offering costs for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund were fully amortized.

100

January 31, 2012

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”), an unincorporated division of Hancock Bank, serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the “Advisory Agreement”) with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Government Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds, 0.95% of the average daily net assets of the Burkenroad Small Cap Fund, 1.20% of the average daily net assets of the Quantitative Long/Short Fund, 1.00% of the average daily net assets of the Diversified International Fund and 0.60% for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund. Effective October 31, 2009 and each subsequent month thereafter, the fee received by the Adviser for the Quantitative Long/Short Fund has been comprised of a basic fee at the annual rate of 1.20% of the Fund’s average daily net assets as described above and a performance adjustment (“performance adjustment”), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The performance adjustment is calculated and paid monthly by comparing the Fund’s Trust Class Share performance to that of the Fund’s performance benchmark over the current month plus the previous 11 months (the “performance period”). The fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund’s Trust Class Share underperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund’s Trust Share Class outperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance adjustment, the basic fee at the annual rate of 1.20% of the Fund’s average daily net assets will continue to apply.

During the year ended January 31, 2012, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base Advisory Fee	Performance Adjustment	Net Advisory Fees Before Waivers	Effective Rate
$406,515	$73,183	$479,698	1.41%

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding performance adjustments, interest, dividend expenses, taxes, brokerage commissions, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Government Money Market Fund*	Strategic Income Bond Fund*	Value Fund**	Growth Fund**
Trust Class Shares	0.58%	0.75%	1.10%	1.10%
Institutional Sweep Class Shares	0.83	n/a	n/a	n/a
Class A Shares	1.08	1.00	1.35	1.35
Class C Shares	n/a	1.75	2.10	2.10

	Burkenroad Small Cap Fund*	Quantitative Long/Short Fund*		Diversified International Fund*	Louisiana Tax-Free Income Fund*	Mississippi Tax-Free Income Fund*
Trust Class Shares	n/a	1.70	%(1)	1.50%	0.75%	0.75%
Class A Shares	1.40%	1.95	%(1)	1.75%	1.00%	1.00%
Class C Shares	n/a	2.70	%(1)	2.50%	n/a	n/a
Class D Shares	1.65	n/a		n/a	n/a	n/a

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2012.
**	The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.
(1)

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Trust Class, Class A and Class C Shares, respectively, until May 2012 (the “Expense Limits”). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

101

Notes to Financial Statements (continued)

In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Government Money Market Fund in order to limit the one-day net income yield of the Trust Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

As of January 31, 2012, fees previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Expense Deferred in Fiscal Period Ending January 31:	Subject to Repayment until January 31:	Government Money Market Fund	Strategic Income Bond Fund		Growth Fund

2009	2012	$ —	$ —		$ —
2010	2013	840,932	83,482		5,751
2011	2014	1,537,742	144,474		1,885
2012	2015	2,278,447	122,843		(7,658)

	Total	$ 4,657,121	$ 350,799		$ —

Expense Deferred in Fiscal Period Ending January 31:	Subject to Repayment until January 31:	Burkenroad Small Cap Fund	Quantitative Long/Short Fund		Diversified International Fund

2009	2012	$ —	$ 24,360		$ 40,882
2010	2013	48,579	75,677		53,248
2011	2014	66,738	(10,000	)*	(31,595	)*
2012	2015	58,259	(23,101	)*	(57,278	)*

	Total	$ 173,576	$ 66,936		5,257

Expense Deferred in Fiscal Period Ending January 31:	Subject to Repayment until January 31:	Louisiana Tax-Free Income Fund**	Mississippi Tax-Free Income Fund**

2009	2012	n/a	n/a
2010	2013	n/a	n/a
2011	2014	n/a	n/a
2012	2015	$ 76,888	$ 87,274

	Total	$ 76,888	$ 87,274

*	Represents amount recaptured by the Advisor.
**	Commenced operations on February 1, 2011.

During the year ended January 31, 2012, the Adviser recaptured $7,658, $23,101 and $57,278 of prior expense limitation reimbursements for the Growth Fund, Quantitative Long/Short Fund and Diversified International Fund, respectively.

The Adviser oversees EARNEST Partners, LLC (the Sub-Adviser to the Diversified International Fund) to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board of Trustees of the Trust (the “Board”) supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator have entered into an Administration Agreement effective June 1, 2011. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.10% up to $350 million, 0.08% on the next $400 million, 0.07% on the next $250 million, 0.05% on the next $500 million and 0.04% on net assets over $1.5 billion, subject to minimum fee levels.

Prior to June 1, 2011, The Administrator was entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.

Transfer Agent and Custodian Agreement

Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.

102

January 31, 2012

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Strategic Income Bond Fund	Value Fund	Growth Fund
Trust Class Shares	—	—	—	—
Institutional Sweep Class Shares	—	n/a	n/a	n/a
Class A Shares	0.25%	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%

	Burkenroad Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund
Trust Class Shares	n/a	—	—
Class A Shares	—	—	—
Class C Shares	n/a	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2012, Hancock Investment Securities, Inc. received distribution fees in the amount of $573,803 and $8,200, for the Government Money Market Fund and Burkenroad Small Cap Fund, respectively.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Strategic Income Bond Fund	Value Fund	Growth Fund
Trust Class Shares	—	—	—	—
Institutional Sweep Class Shares	0.25%	n/a	n/a	n/a
Class A Shares	0.25	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25	0.25	0.25

	Burkenroad Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund
Trust Class Shares	n/a	—	—	—	—
Class A Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25	0.25	n/a	n/a
Class D Shares	0.25	n/a	n/a	n/a	n/a

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2012, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $829,110, $48,602, $49,896, $36,855, $79,398, $7,188, $14,454, $0 and $0 for the Government Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Quantitative Long/Short Fund, Diversified International Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund, respectively.

103

Notes to Financial Statements (continued)

Investment in Affiliated Companies

The Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Quantitative Long/Short Fund and Diversified International Fund may invest in the Government Money Market Fund for cash management purposes. To the extent the Funds invest in the Government Money Market Fund, they will indirectly bear a pro rata portion of the Government Money Market Fund’s portfolio management fees and other Fund operating expenses.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

	Government Money Market Fund		Strategic Income Bond Fund		Value Fund		Growth Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Trust Class Shares:
Shares issued	345,870	359,637	2,811	1,949	1,278	465	992	415
Dividends and distributions reinvested	1	1	61	60	16	12	—	—
Shares redeemed	(315,206)	(348,753)	(1,268)	(947)	(488)	(558)	(397)	(552)

Total Trust Class Shares Transactions	30,665	10,885	1,604	1,062	806	(81)	595	(137)

Institutional Sweep Class Shares:
Shares issued	406,721	758,513	n/a	n/a	n/a	n/a	n/a	n/a
Dividends and distributions reinvested	1	1	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(383,391)	(702,904)	n/a	n/a	n/a	n/a	n/a	n/a

Total Institutional Sweep Class
Shares Transactions	23,331	55,610	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	364,314	471,037	886	1,345	629	802	286	469
Dividends and distributions reinvested	6	6	100	84	38	34	—	—
Shares redeemed	(367,483)	(444,599)	(615)	(494)	(886)	(808)	(341)	(410)

Total Class A Shares Transactions	(3,163)	26,444	371	935	(219)	28	(55)	59

Class C Shares:
Shares issued	n/a	n/a	107	24	36	37	9	1
Dividends and distributions reinvested	n/a	n/a	1	1	1	1	—	—
Shares redeemed	n/a	n/a	(16)	(1)	(35)	(60)	(12)	—

Total Class C Shares Transactions	n/a	n/a	92	24	2	(22)	(3)	1

Net Change in Capital Shares	50,833	92,939	2,067	2,021	589	(75)	537	(77)

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

104

January 31, 2012

Shares issued, reinvested and redeemed for the Funds were as follows (000):

	Burkenroad Small Cap Fund		Quantitative Long/Short Fund		Diversified International Fund		Louisiana Tax-Free Income Fund*	Mississippi Tax-Free Income Fund*
	2012	2011	2012	2011	2012	2011	2012	2012
Trust Class Shares:
Shares issued	n/a	n/a	840	580	5,916	1,238	228	451
Dividends and distributions reinvested	n/a	n/a	—	—	61	9	—	1
Shares redeemed	n/a	n/a	(175)	(164)	(361)	(232)	(8)	(29)

Total Trust Class Shares Transactions	n/a	n/a	665	416	5,616	1,015	220	423

Class A Shares:
Shares issued	1,000	397	103	99	1,043	594	414	1,415
Dividends and distributions reinvested	134	12	—	—	12	4	5	16
Shares redeemed	(361)	(386)	(43)	(67)	(459)	(99)	(15)	(65)

Total Class A Shares Transactions	773	23	60	32	596	499	404	1,366

Class C Shares:
Shares issued	n/a	n/a	1	—	7	7	n/a	n/a
Dividends and distributions reinvested	n/a	n/a	—	—	—	—	n/a	n/a
Shares redeemed	n/a	n/a	—	—	(3)	—	n/a	n/a

Total Class C Shares Transactions	n/a	n/a	1	—	4	7	n/a	n/a

Class D Shares:
Shares issued	89	59	n/a	n/a	n/a	n/a	n/a	n/a
Dividends and distributions reinvested	20	2	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(54)	(50)	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	55	11	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	828	34	726	448	6,216	1,521	624	1,789

*Commenced operations February 1, 2011.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are either 0 shares or have been rounded to 0 shares.

5. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year or period ended January 31, 2012 were as follows:

	Strategic Income Bond Fund (000)	Value Fund (000)	Growth Fund (000)	Burkenroad Small Cap Fund (000)	Quantitative Long/Short Fund (000)	Diversified International Fund (000)	Louisiana Tax-Free Income Fund (000)	Mississippi Tax-Free Income Fund (000)
Cost of Security Purchases
U.S. Government Securities	$58,473	$—	$—	$—	$—	$—	$—	$—
Other	13,184	107,622	79,495	44,233	38,345	112,344	9,479	30,623
Proceeds from Sales and Maturities
U.S. Government Securities	$32,240	$—	$—	$—	$—	$—	$—	$—
Other	6,445	95,645	71,332	17,841	28,894	9,253	343	3,649

105

Notes to Financial Statements (continued)

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2011, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2012.

Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions, net realized gain on sale of partnership, PFIC capital gain to ordinary income, and net operating losses. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net Investment Income/ (Accumulated Loss)	Accumulated Net Realized Gain (Loss)	Additional Paid-In Capital
Government Money Market Fund	$—	$—	$—
Strategic Income Bond Fund	—	—	—
Growth Fund	21	—	(21)
Burkenroad Small Cap Fund	110	(110)	—
Quantitative Long/Short Fund	126	(4)	(122)
Diversified International Fund	(59)	59	—

The tax character of dividends and distributions declared during the years ended January 31, 2012 and January 31, 2011 was as follows (000):

	Ordinary Income			Tax-Free Income			Long-Term Capital Gain			Totals
	5/1/2011- 1/31/12*	2/1/2011- 4/30/11	2011	5/1/2011- 1/31/12*	2/1/2011- 4/30/11	2011	5/1/2011- 1/31/12*	2/1/2011- 4/30/11	2011	5/1/2011- 1/31/12*	2/1/2011- 4/30/11	2011
Government Money Market Fund	$40	$12	$54	$—	$—	$—	$—	$—	$—	$40	$12	$54
Strategic Income Bond Fund	4,113	1,358	4,813	—	—	—	187	—	263	4,300	1,358	5,076
Value Fund	1,620	404	1,654	—	—	—	—	—	—	1,620	404	1,654
Growth Fund	—	—	—	—	—	—	—	—	—	—	—	—
Burkenroad Small Cap Fund	199	—	259	—	—	—	5,633	—	367	5,832	—	626
Quantitative Long/Short Fund	—	—	—	—	—	—	—	—	—	—	—	—
Diversified International Fund	1,800	—	428	—	—	—	250	—	—	2,050	—	428
Louisiana Tax-Free Income Fund	6	—	—	193	19	—	—	—	—	199	19	—
Mississippi Tax-Free Income Fund	15	—	—	543	54	—	—	—	—	558	54	—

106

January 31, 2012

Amounts designated as “—” are either $0 or have been rounded to $0.

* Amounts in this column are estimated tax character and will not be determined until the Funds’ 2011 tax return is filed.

As of April 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Government Money Market Fund	Strategic Income Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund
Undistributed ordinary income	$4	$24	$18	$—	$199	$—	$1,632
Undistributed long-term capital gain	—	—	—	—	2,137	—	—
Unrealized appreciation (depreciation)	—	5,651	33,270	22,681	23,537	8,359	22,276
Capital Loss Carryforward	—	—	(12,956)	(8,350)	—	(1,440)	—
Post-October Losses	(26)	(64)	—	—	—	—	—
Post-October Currency Losses	—	—	—	—	—	—	(14)
Other temporary differences	(4)	—	—	—	1	—	—

Total distributable earnings	$(26)	$5,611	$20,332	$14,331	$25,874	$6,919	$23,894

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund
Undistributed ordinary income	$—	$—
Unrealized appreciation (depreciation)	74	200
Post-October Losses	(1)	(20)
Undistributed tax-exempt income	1	3
Other temporary differences	—	—

Total distributable earnings	$74	$183

Undistributed amounts at April 30, 2011, reported in the above table, have been paid.

Amounts designated as “—” are $0 or have been rounded to $0.

Post-October Losses represent losses on investment transactions from November 1, 2010 through April 30, 2011, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having risen in the following year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended April 30, 2011, the Value Fund, Growth Fund and Quantitative Long/Short Fund, utilized capital loss carryforwards to offset realized capital gains in the amounts of $10,705, $7,031 and $1,956, respectively. At April 30, 2011, capital loss carryforwards and their expiration dates were as follows:

	Value Fund (000)	Growth Fund (000)	Quantitative Long/Short Fund (000)
Expires April 30, 2018	$12,956	$8,350	$1,440

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-

107

Notes to Financial Statements (concluded)

enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2012 were as follows:

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (000)
Strategic Income Bond Fund	$194,305	$11,388	$(1,149)	$10,239
Value Fund	152,820	23,586	(2,881)	20,705
Growth Fund	80,575	19,591	(1,052)	18,539
Burkenroad Small Cap Fund	78,876	22,627	(2,964)	19,663
Quantitative Long/Short Fund Fund	39,445	7,121	(298)	6,823
Diversified International Fund	169,860	18,314	(6,204)	12,110
Lousiana Tax-Free Income Fund	9,454	798	—	798
Mississippi Tax-Free Income Fund	28,952	2,256	—	2,256

For Federal income tax purposes, the book cost of securities owned at January 31, 2012 for the Government Money Market Fund was equal to tax cost.

7. Other:

On January 31, 2012, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Government Money Market Fund, Trust Class	1	89
Government Money Market Fund, Institutional Sweep Class	1	93
Government Money Market Fund, Class A	2	100
Strategic Income Bond Fund, Trust Class	2	79
Strategic Income Bond Fund, Class A	1	16
Strategic Income Bond Fund, Class C	1	16
Value Fund, Trust Class	2	72
Value Fund, Class A	1	16
Value Fund, Class C	3	67
Growth Fund, Trust Class	2	71
Growth Fund, Class A	1	27
Growth Fund, Class C	2	30
Burkenroad Small Cap Fund, Class A	2	30
Quantitative Long/Short Fund, Trust Class	3	91
Quantitative Long/Short Fund, Class A	1	28
Quantitative Long/Short Fund, Class C	3	83
Diversified International Fund, Trust Class	3	61
Diversified International Fund, Class A	1	43
Diversified International Fund, Class C	3	66
Louisiana Tax-Free Income Fund, Trust Class	2	96
Mississippi Tax-Free Income Fund, Trust Class	2	94

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9. Concentration of Risks:

When the Diversified International Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Diversified International Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining

108

January 31, 2012

information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Diversified International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Diversified International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2012, the net assets of the Diversified International Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds’ concentration of investments in securities of issuers located in Louisiana and Mississippi, respectively, subject the Funds to economic conditions and government policies within those states. As a result, the Funds will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana and Mississippi municipal securities, events in any of the U.S. territories where the Funds are invested may affect the Funds’ investments and their performance.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

10. New Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11. Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2012.

109

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of the Hancock Horizon Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund (formerly Hancock Horizon Burkenroad Fund), Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund (nine of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of January 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon Diversified International Fund, and the statement of changes in net assets for the period ended January 31, 2012 for the Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund of The Advisors’ Inner Circle Fund II at January 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended for the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon Diversified International Fund, and the changes in their net assets for the period ended January 31, 2012 for the Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles

Philadelphia, Pennsylvania

March 30, 2012

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Trustees and Officers of The Advisors’ Inner Circle Fund II

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

INTERESTED BOARD MEMBERS

ROBERT A. NESHER 65 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

WILLIAM M. DORAN 1701 Market Street, Philadelphia, PA 19103 71 yrs. old	Trustee	(Since 1992)

Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

112

January 31, 2012 (Unaudited)

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2012.

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[3]

33

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc and SEI Islamic Investments Fund plc.

33

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

113

Trustees and Officers of The Advisors’ Inner Circle Fund II

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

INDEPENDENT BOARD MEMBERS

JAMES M. STOREY 80 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, Price & Rhoads (law firm) September 1987-December 1993.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.

BRUCE SPECA 56 yrs. old	Trustee	(Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JOSEPH T. GRAUSE, JR. 50 yrs. old	Trustee	(Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

114

January 31, 2012 (Unaudited)

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[3]

33	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust.
33

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

33	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
33	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

115

Trustees and Officers of The Advisors’ Inner Circle Fund II

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS (continued)

BETTY L. KRIKORIAN 69 yrs. old	Trustee	(Since 2005)

Vice President Compliance AARP Financial, Inc. since 2008. Self-employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.

CHARLES E. CARLBOM 77 yrs. old	Trustee	(Since 2005)	Self-employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.
MITCHELL A. JOHNSON 69 yrs. old	Trustee	(Since 2005)	Retired.
JOHN K. DARR 67 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance FHL Banks from 1992 to 2007
OFFICERS
MICHAEL BEATTIE 46 yrs. old	President	(Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

116

January 31, 2012 (Unaudited)

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer[3]

33	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

33	Director, Oregon Transfer Co. and Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds

33

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Management Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategies Portfolios, L.P.

33	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
N/A	N/A
N/A	N/A

117

Trustees and Officers of The Advisors’ Inner Circle Fund II

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT OFFICERS (continued)

RUSSELL EMERY 48 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development, SEI Investments from February 2003 to March 2006. Senior Investment Analyst, Equity Team, SEI Investments from March 2000 to February 2003.
TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary	(Since 2000)

General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert Price & Rhoads (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.

DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary	(Since 2011)

Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.

KERI ROHN 31 yrs. old	Privacy Officer AML Officer	(Since 2009) (Since 2011)	Compliance Officer at SEI Investments since 2003.

1	Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

118

January 31, 2012 (Unaudited)

Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer[3]

N/A	N/A
N/A	N/A
N/A	N/A
N/A	N/A

119

Notice to Shareholders (unaudited)

For shareholders that do not have a January 31, 2012 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2012, each Fund is designating long-term capital gains and ordinary income with regard to distributions paid during the year as follows:

Fund	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)
Government Money Market Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	20.66%	100.00%	0.00%
Strategic Income Bond Fund	3.31%	96.69%	0.00%	100.00%	0.00%	0.00%	3.38%	0.00%	100.00%
Value Fund	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Burkenroad Small Cap Fund	96.58%	3.42%	0.00%	100.00%	100.00%	95.66%	0.00%	0.00%	100.00%
Quantitative Long/ Short Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Diversified International Fund	12.21%	87.79%	0.00%	100.00%	0.00%	45.94%	0.00%	0.00%	100.00%
Louisiana Tax-Free Income Fund	0.00%	2.70%	97.30%	100.00%	0.00%	0.00%	0.00%	100.00%	100.00%
Mississippi Tax-Free Income Fund	0.00%	2.46%	97.54%	100.00%	0.00%	0.00%	0.00%	100.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2011, the total amount of foreign source income is $1,351,962. The total amount of foreign tax paid is $59,248. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

120

Item 2.   Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.   Audit Committee Financial Expert.

(a)(1)  The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2)  The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.   Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds, (2012 and 2011) and the SmartGrowth Funds, (2011 only) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$204,280	N/A	N/A	$216,660	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$762	N/A	N/A	$741	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not applicable.

(e)(2)   Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)        Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $762 and $741 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.   Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.   Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 5, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer

Date: April 5, 2012